PROSPECTUS

[LOGO]

$30,000,000

CNA Income Shares, Inc.

Auction Rate Cumulative Preferred Shares

1,200 Shares, Series T

Liquidation Preference $25,000 Per Share

          CNA Income Shares, Inc. (the "Fund") is offering 1,200 Series T Auction Rate Cumulative Preferred Shares (the "Preferred Shares"). The Fund is a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income, with capital appreciation as a secondary objective. To pursue its objectives, the Fund invests primarily in debt securities rated in the four highest categories (Baa/BBB or higher) by an established rating agency or nonrated debt securities deemed by the Fund's investment adviser to be of comparable quality. There is no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not appropriate for all investors.

          Investing in Preferred Shares involves risks. See the "Risk Factors" section beginning on page 16 of this Prospectus.

          The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                Per Share                         Total
                                ---------                         -----

Public Offering Price             $25,000               $30,000,000
Sales Load                        $   250               $   300,000
Proceeds to Fund (1)              $24,750               $29,700,000

(1)	Not including offering expenses incurred by the Fund, estimated to be $184,000.

          The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares, are first issued.

          The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through The Depository Trust Company, on or about July 23, 2001.

Salomon Smith Barney	Gruntal & Co.

July 19, 2001

           Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The dividend rate on the Preferred Shares for the initial dividend period from and including the date of issue to but excluding August 1, 2001 will be 3.8% per year. For each subsequent dividend period, the auction agent will determine the dividend rate by an auction conducted on the business day prior to that period. The auction usually is held weekly. Investors in the Preferred Shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this Prospectus. Broker-dealers are not required to maintain a secondary market in Preferred Shares, and a secondary market may not provide you with liquidity. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares--Redemption."

          The Preferred Shares will be senior to the Fund's outstanding Common Stock. The Preferred Shares are not listed on an exchange. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "CNN." It is a condition of closing this offering that the Preferred Shares be offered with a rating of "aaa" from Moody's and "AAA" from S&P.

          This Prospectus sets forth concisely information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information ("SAI"), dated July 19, 2001, contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the SAI by calling 1-800-432-8224 or by writing to the Fund at CNA Plaza, Chicago, Illinois 60685. A table of contents to the SAI is located at page 39 of this Prospectus. The SAI is available along with other Fund-related materials at the Securities and Exchange Commission's internet web site (http://www.sec.gov).

          You should rely only on the information contained in or incorporated by reference into this Prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate as of the date on the front cover of this Prospectus only.

TABLE OF CONTENTS

Page

Prospectus Summary

Financial Highlights

The Fund

Use of Proceeds

Capitalization

Portfolio Composition

Investment Objectives and Policies

Description of Credit Facility

Risk Factors

Description of Preferred Shares

The Auction

Management of the Fund

Custodian and Auction Agent, Transfer Agent, Dividend Disbursing Agent and Registrar

Federal Taxation

Description of Common Stock

Conversion to Open-End Fund

Underwriting

Legal Opinions

Independent Auditors

Further Information

Table of Contents to the Statement of Additional Information	1 8 10 10 10 11 11 15 16 19 25 28 31 31 34 36 37 37 37 38 39

PROSPECTUS SUMMARY

           This summary highlights selected information from this Prospectus and is qualified in its entirety by reference to the detailed information included in this Prospectus and the SAI. To understand the offering of the Preferred Shares, you should read this entire Prospectus carefully, including the risk factors.

The Fund	CNA Income Shares, Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund was incorporated in Maryland on March 19, 1973 and commenced investment operations on May 15, 1973. The Fund's common stock, par value $1.00 per share ("Common Stock"), is listed on the New York Stock Exchange under the symbol "CNN." The Fund's principal office is located at CNA Plaza, Chicago, Illinois 60685, and its telephone number is 1-312-822-4181.

Investment Adviser	Continental Assurance Company ("CAC" or the "Adviser") is the Fund's current investment adviser. The Adviser has managed the Fund since the Fund's inception and is responsible for the selection and on-going monitoring of the Fund's investment portfolio. As of December 31, 2000, it had total assets under management of approximately $13.4 billion and equity assets of approximately $2.4 billion. CAC operates eleven "separate accounts" which had total assets aggregating approximately $4.3 billion as of December 31, 2000. See "Management of the Fund--Current Investment Adviser" for further information on CAC.

Highland Capital Management. L.P. ("Highland") is the Fund's proposed investment adviser. Highland and the Adviser have entered into an agreement whereby Highland will purchase certain assets of the Adviser, including goodwill associated with the Adviser's performance of advisory and related functions with respect to the Fund (the "Transaction"). The holders of Common Stock approved the Transaction at the Annual Meeting of Stockholders held on July 9, 2001. The completion of the Transaction is contingent upon, among other things, the consummation of the offering of the Preferred Shares, as defined below, and the satisfaction and termination of the Fund's existing credit facility. Upon the consummation of the Transaction, Highland will be responsible for the selection and on-going monitoring of the Fund's investment portfolio. Highland has advised the Fund that it currently does not intend to change the Fund's investment strategy. In addition, if the Transaction is consummated, the Fund's name will change to "Prospect Street® Income Shares Inc." Highland has advised the Fund that as of June 30, 2001, it managed approximately $7.4 billion in debt securities on behalf of institutional and retail clients around the world. These assets consist of approximately $6.4 billion of senior secured bank loans and $1.0 billion of subordinated debt securities of "high yield" issuers, principally in structured finance vehicles, such as "Collateralized Loan Obligations" (CLOs). Highland also is the investment adviser to another closed-end, management investment company with a leveraged capital structure -- Prospect Street High Income Portfolio Inc. -- with total assets of approximately $172.6 million as of June 30, 2001. "See "Management of the Fund--Proposed Investment Adviser" for further information on the proposed investment advisory arrangement between the Fund and Highland.

The Offering	The Fund is offering 1,200 Series T Auction Rate Cumulative Preferred Shares (the "Preferred Shares") at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. Salomon Smith Barney Inc. and Gruntal & Co., L.L.C. are offering the Preferred Shares as underwriters.

The Preferred Shares will entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. In general, except as described under "Description of Preferred Shares--Dividends and Dividend Periods," each dividend period will be seven days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period.

The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares at an auction that normally is held weekly, by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund or to certain other broker-dealers. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The first auction date for Preferred Shares will be July 31, 2001, the business day before the dividend payment date for the initial dividend period for Preferred Shares. The auction day for Preferred Shares normally will be a Tuesday, and the start date for subsequent dividend periods normally will be the following business day, typically a Wednesday, unless the then-current dividend period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.

Ratings	The Fund will issue the Preferred Shares only if they receive a credit quality rating of "aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Standard & Poor's Ratings Services ("S&P").

Investment Objectives and Policies	The Fund's primary investment objective is to provide a high level of current income, with capital appreciation as a secondary objective. Income, if any, from the Fund's investments will be distributed to holders of the Fund's Common Stock after the satisfaction of the obligations to pay dividends on the Preferred Shares. An investment in the Fund may not be appropriate for all investors and the Fund cannot guarantee investors that it will achieve its investment objectives.

Investment Strategy	In seeking to achieve its objectives, the Fund's policy is to invest at least 50% of its total assets in debt securities rated in the four highest categories ("Baa"/BBB" or higher) assigned by nationally recognized rating agencies, or other securities such as United States and Canadian Governmental securities, obligations of or guaranteed by banks, commercial paper and cash equivalents, or nonrated debt securities deemed by the Adviser to be of comparable quality. The Fund also may invest in other securities, including debt securities rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default. Ordinarily, the lower the rating category of a debt security, the higher the degree of speculation of an investment in such security, with increased risk of loss of principal and interest and, generally, a volatility of market price which is greater than the average for higher rated securities. The Fund's operating policy, however, is generally not to purchase debt securities which, at the time of purchase, are rated lower than B- by S&P or Fitch IBCA, Inc. ("Fitch"), or B3 by Moody's. These debt securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms. If the rating of a debt security in the Fund's portfolio is reduced below B- or B3, as the case may be, after purchase, the Fund may either sell the debt security or continue to hold it, depending upon market characteristics. The Fund is permitted to buy debt securities which have not been rated by a nationally recognized rating agency if, in the opinion of the Adviser, such unrated debt securities are of comparable quality to the rated debt securities in which the Fund may invest.

The Fund may invest up to 25% of the value of its total assets in other debt securities not included in the description above, preferred stock, common stock or securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests.

In making purchases within the policies listed above, the Fund will not invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions. Also, the Fund will invest at least 80% of the value of its total assets in income producing securities. No assurance can be given that the Fund will achieve its investment objectives.

The Fund's investments are subject to asset coverage, diversification and related guidelines established in connection with the Fund's receipt from Moody's and S&P of ratings of "aaa" and "AAA," respectively, for the Preferred Shares. Ratings issued by Moody's and S&P, or any other nationally recognized rating agency, do not eliminate or mitigate the risks of investing in the Fund's securities.

Leverage	The Fund uses financial leverage for investment purposes; currently, the Fund borrows money through a credit facility (the "Credit Facility"). The amount outstanding under the Credit Facility as of July 10, 2001 was approximately $30 million, which represented approximately 31.1% of the Fund's total assets. The Fund intends to use the proceeds of the Preferred Shares offered in this Prospectus to retire the outstanding loan balance under the Credit Facility. Upon the retirement of the outstanding loan balance, the Credit Facility will terminate.

Principal Investment Risks	Risk is inherent in all investing. The primary risks of investing in Preferred Shares are:

*	if, after retiring the outstanding balance under the Credit Facility, the Fund subsequently increases its leverage by issuing debt securities, such borrowings could constitute a substantial lien and burden on the Preferred Shares if such debt has a prior claim against the income of the Fund and against the net assets of the Fund in liquidation;

*	the Fund will not be permitted to declare dividends or other distributions with respect to your Preferred Shares or redeem your Preferred Shares unless the Fund meets certain asset coverage requirements and is not in default under the terms of any senior indebtedness (including any credit facility);

*	if an auction fails you may not be able to sell some or all of your Preferred Shares;

*	you could receive less than the price you paid for your Preferred Shares if you sell them outside of the auction, especially when market interest rates are rising;

*	a rating agency could downgrade the rating assigned to the Preferred Shares, which could affect liquidity;

*	the Fund may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your Preferred Shares;

*	in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the Preferred Shares;

*	if long-term interest rates rise, the value of the Fund's investment portfolio may decline, reducing asset coverage on the Preferred Shares; and

*	if an issuer of a fixed-income security in which the Fund invests defaults, there may be a negative impact on the Fund's income and asset coverage.

In addition, although the offering of the Preferred Shares is conditioned upon receipt of ratings of "aaa" from Moody's and "AAA" from S&P for the Preferred Shares, the Fund may invest in lower rated securities and unrated securities of comparable quality, which involve greater risk than higher rated securities. These securities generally offer a higher return potential than higher rated securities, but also involve greater volatility of price and risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of the securities.

For further discussion of the risks of investing in Preferred Shares and the Fund, see "Risk Factors."

Dividends and Dividend Periods	The table below shows the dividend rate, the dividend payment date and the number of days for the initial dividend period on the Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends also are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days will be set out in a notice designating a special dividend period.

Dividends on Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds. See "Description of Preferred Shares--Dividends and Dividend Periods," and "--Designation of Special Dividend Periods" and "The Auction."

Initial Dividend Rate	Dividend Payment Date for Initial Dividend Period	Number of Days of Initial Dividend Period

3.8%	August 1, 2001	9

Asset Maintenance	Under the Fund's Articles Supplementary, which establishes and fixes the rights and preferences of the Preferred Shares, the Fund is required to maintain as of the last business day of each calendar month:

*	asset coverage of at least 200% with respect to senior securities that are stock, including the Preferred Shares, and

*	asset coverage of at least 300% with respect to any senior securities representing indebtedness.

Based on the composition of the Fund's portfolio and market conditions as of July 10, 2001, the asset coverage of the Preferred Shares would be approximately 321% if the Fund were to issue all of the Preferred Shares offered in this Prospectus and use the proceeds to retire its debt under the Credit Facility.

Redemption	The Fund does not ordinarily intend to redeem Preferred Shares. However, it may be required to redeem Preferred Shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund also may voluntarily redeem Preferred Shares. See "Description of Preferred Shares--Redemption."

Liquidation Preference	The liquidation preference for Preferred Shares (that is, the amount the Fund must pay to holders of Preferred Shares if the Fund is liquidated) will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

Voting Rights	The Investment Company Act of 1940, as amended (the "1940 Act"), requires that the holders of Preferred Shares, and the holders of any other series of preferred stock of the Fund, voting as a separate class, have the right to:

*	elect at least two directors at all times, and

*	elect a majority of the directors if the Fund fails to pay dividends on the Preferred Shares, or any other series of preferred stock of the Fund, for two full years and will continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

The holders of Preferred Shares, and the holders of any other series of preferred stock of the Fund, will vote as a separate class or series on other matters as required under the Fund's Charter, the 1940 Act and Maryland law. Each share of Common Stock, each Preferred Share, and each share of any other series of preferred stock of the Fund is entitled to one vote per share.

Federal Income Taxes	So long as the Fund continues to meet the requirements for being a tax-qualified regulated investment company, it generally pays no federal income tax on the earnings it distributes to stockholders. Because the Fund's portfolio income consists principally of interest income, corporate investors in Preferred Shares generally will not be entitled to the federal dividends received deduction. Distributions with respect to the Preferred Shares generally will constitute ordinary dividend income to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Distributions of net capital gain that are designated as capital gain dividends will be treated as long-term capital gains in the hands of holders. See "Federal Taxation."

Secondary Market Trading	Broker-dealers may, but are not obligated to, maintain a secondary trading market in Preferred Shares outside of auctions. There can be no assurance that a secondary market will develop or if it does develop, that it will provide owners with liquidity of investment. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other persons as the Fund permits.

Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar	The Chase Manhattan Bank serves as the Fund's custodian. Bankers Trust Company serves as auction agent, transfer agent, dividend paying agent and registrar for the Preferred Shares.

FINANCIAL HIGHLIGHTS

          The table below sets forth selected financial information for a share of the Fund's Common Stock outstanding throughout each period presented. The financial highlights for each of the ten years in the period ended December 31, 2000 have been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report covering each of the five years in the period ended December 31, 2000 is included in the Fund's December 31, 2000 Annual Report and is incorporated by reference in the SAI. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's December 31, 2000 Annual Report, which is available without charge from the Fund.

                                                                FOR THE YEAR ENDED DECEMBER 31,
                         ---------------------------------------------------------------------------------------------------------------
                           2000      1999     1998     1997     1996      1995   1994     1993    1992      1991
PER SHARE OPERATING
PERFORMANCE

Net Asset Value,
  beginning of Year...   $ 8.49  $   9.70 $  10.75 $  10.23 $   9.75 $   8.98 $  10.53 $  10.32  $ 10.56  $   9.16

Investment income-net.   $  .90  $    .96 $    .97   $  .98 $    .99 $   1.07 $   1.10 $   1.16  $  1.20  $   1.15

Realized and Unrealized
  (loss) gain on
  investment - net....  ($ 1.28)($   1.21)($  1.06)$    .50 ($   .47)$    .74 ($  1.57)$    .21 ($  .25)  $   1.41

Total from investment
  operations..........  ($  .38)($    .25)($   .09)$   1.48  $  1.46 $   1.81 ($   .47)$   1.37  $  .95   $   2.56

Total distributions to
  shareholders........  ($  .90)($    .96)($   .96)($  .96)($    .98)($  1.04)($  1.08)($  1.16)($1.195)( $   1.16)

Net asset value, end of
   year                  $ 7.21  $   8.49  $  9.70  $10.75  $  10.23  $  9.75  $  8.98  $ 10.53  $10.32   $  10.56

Market price per share,
  end of year.........  $6.8125  $  7.125 $10.1875  $12.00  $  10.25  $ 10.25  $  9.50  $ 12.63  $11.625  $ 11.13

TOTAL INVESTMENT RETURN*
Based on market price per
  share ..............     8.25%   (20.63%)  (7.10%) 26.43%     9.56%   18.84%  (16.20%)  18.58%   15.24%   40.40%

Based on net asset value
  per share...........    (4.48%)   (2.58%)  (0.84%) 14.47%     14.97%   15.70%   (4.46%)  13.28%    9.04%   27.95%

RATIO TO AVERAGE NET
ASSETS
Operating Expenses....     1.03%    0.97%     0.95%   0.82%     0.87%    0.95%    0.99%    0.88%    0.84%    1.05%

Total Expenses (includes
   interest expenses).     4.03%    3.66%     3.53%   3.29%     3.52%    3.80%    3.84%    3.52%    3.78%     4.62%

Investment income - net   11.38%   10.45%     9.92%   9.47%    10.02%   11.40%   11.33%   10.82%   11.18%   11.58%

SUPPLEMENTAL
Net assets-end of year
  (in thousands.......  $66,959   $77,968  $87,286  $95,026  $88,723  $82,752  $74,312 $ 85,097  $81,637  $ 81,151

Portfolio turnover....    33.04%   36.16%    26.74%   59.86%   65.73%   38.82%   37.91%   55.43%   54.06%    39.77%
*	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value.

Information Regarding Senior Securities

          The following table shows certain information regarding each class of senior security of the Fund as of the end of each of the last ten fiscal years of the Fund.

                                                                                 APPROXIMATE
                                                                                    FAIR MARKET
                                                   TOTAL             ASSET           VALUE PER
                                  AT               AMOUNT           COVERAGE          SHARE OR
                              DECEMBER 31       OUTSTANDING       FOR DEBT(3)         NOTE (4)

Five-Year Convertible
Extendible Notes (1)
                                 1991         $28,800,000          $3,818            $29,280,600
                                 1992          28,050,000           3,910             29,041,848
                                 1993          28,050,000           4,034             29,845,200
                                 1994          28,050,000           3,649             27,487,597
                                 1995          28,050,000           3,950             28,662,051
                                 1996          28,050,000           4,163             28,397,554

Credit Facility (2)
                                 1997         $30,000,000          $4,168                  --
                                 1998          30,000,000           3,910                  --
                                 1999          30,000,000           3,599                  --
                                 2000          30,000,000           3,232                  --
(1)	During 1987, the Fund issued $30,000,000 in principal amount of five-year convertible extendible notes (“Notes”) repayable May 31, 1992, at the option of the holder. These Notes bore interest at the rate of 9.125% per annum from May 28, 1987 through May 31, 1992. On May 1, 1992, a reset rate of interest of 8.08% per annum from June 1, 1992 through May 31,1997 was announced. $28,050,000 in principal of Notes were outstanding. No holder elected repayment.

The Notes were convertible at any time prior to maturity, unless previously redeemed, into shares of Common Stock of the Fund at a conversion price of $11.73 per share.

The Fund was able to redeem all of the Notes after June 1, 1994 at 100% of principal amount, if the closing price of the Fund’s Common Stock was at least 120% of the conversion price on any twenty of thirty consecutive trading days, and at any time to the extent necessary to maintain asset coverage (as defined) of at least 300%, as required under the Note Indenture. No Notes were redeemed.

(2)	The Fund entered into a five-year bank credit facility (the “Credit Facility”) with Bank One, N.A. (“Bank One”) as administrative agent in the amount of $30,000,000. The Credit Facility bears a variable interest rate based on the Fund’s choice of either (i) the spread over Bank One’s prime rate or (ii) the spread over the London Interbank Offered Rate (“LIBOR”). The initial interest rate was 7.48% per annum as a of June 2, 1997.

At the same time that it entered into the Credit Facility, the Fund entered into an interest rate swap transaction to hedge the variable interest payment obligations of the Credit Facility. The swap transaction effectively converted the variable interest rate obligation of the Credit Facility into a fixed interest rate obligation during the term of the interest rate swap, because the Fund selected interest periods for the Credit Facility which matched the payments it received under the interest rate swap transaction. During the term of the interest rate swap, the effective interest rate remained fixed at 7.48%. Because the Fund used the interest rate swap transaction to fix its interest rate liability, the fair market values indicated above are based on the Credit Facility as impacted by the interest rate swap transaction. The Fund terminated the interest rate swap on April 15, 2001. The Fund intends to use the proceeds of the offering of the Preferred Shares to repay the Credit Facility.

(3)	Amount shown is per $1,000 of convertible extendible note or credit facility, as the case may be, calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the quotient of (a) principal amount of outstanding convertible extendible notes or the Credit Facility, as the case may be, divided by (b) $1,000.

(4)	Calculated by comparing quoted market prices for comparable U.S. Treasury securities and other securities.

THE FUND

          The Fund is a diversified, closed-end management investment company. The Fund was incorporated in Maryland on March 19, 1973, and is registered with the Securities and Exchange Commission under the 1940 Act. The Fund commenced investment operations on May 15, 1973, upon the closing of an initial public offering of its Common Stock. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "CNN." The Fund's principal office is located at CNA Plaza, Chicago, Illinois 60685, and its telephone number is 1-312-822-4181.

          The following table provides information about the Fund's outstanding shares as of July 12, 2001.

                                                                          Amount Held by
                                                        Amount              the Fund or            Amount
Title of Class                                        Authorized          or its Account         Outstanding
--------------                                        ----------          --------------         -----------
Common Stock, par value $1.00 per share                15,000,000             - 0 -               9,329,170
Preferred Stock, par value $0.01 per share              1,000,000             - 0 -                   - 0 -

USE OF PROCEEDS

           The estimated net proceeds of this offering of Preferred Shares will be $29,516,000 after payment of offering expenses and the sales load. The Fund will use all of the net proceeds of the offering to repay the Fund's outstanding amounts borrowed under its credit facility, which as of July 10, 2001 had an interest rate of 4.40% and a maturity date of June 3, 2002. The credit facility bears a variable interest rate based on the Fund's choice of either (i) a spread over the prime rate or (ii) a spread over the London Interbank Offered Rate ("LIBOR").

CAPITALIZATION

          The following table sets forth the unaudited capitalization of the Fund as of December 31, 2000, and as adjusted to give effect to the issuance of the Preferred Shares offered in this Prospectus (including estimated offering expenses and sales load of $484,000) and the repayment of the Fund's outstanding amounts borrowed under its credit facility with the proceeds therefrom.

                                                                 Actual                   As Adjusted
Stockholders' Equity:
  Preferred Stock, $0.01 par value per share* (no
   shares issued; 1,200 Series T Auction Rate
   Cumulative Preferred Shares issued and outstanding
   at $25,000 per share liquidation preference, as
   adjusted)........................................             --                       $30,000,000

Common Stock, $1.00 par value per share
   (9,281,267 shares issued and outstanding.).......          $9,281,267                    9,281,267
Capital in excess of par value......................         101,133,485                  101,133,485
Undistributed net investment income.................           1,095,115                    1,095,115
Accumulated net realized gain (loss) from
  investment transactions...........................         (31,148,486)                 (31,148,486)
Net unrealized depreciation on investments..........         (13,402,284)                 (13,402,486)
Less liquidation value of all Preferred                          --                       (30,000,000)
  Shares.............................................       ---------------           ----------------
Net assets attributable to Common Stock outstanding.         $66,959,097                 $66,959,097
                                                             ===============           ================

                                                            ===============           ================

*	Reflects Preferred Stock as of July 12, 2001.

PORTFOLIO COMPOSITION

           As of July 10, 2001, the Fund's portfolio included 103 holdings issued by 93 issuers representing 32 different industry groups. The weighted average maturity of the portfolio at this date was approximately 5.76 years.

          The table below shows the percentage of the Fund's assets invested in fixed income securities within the various rating categories, determined on a dollar-weighted average, as of July 10, 2001. This information is not necessarily representative of the Fund's portfolio as of the current fiscal year or at any other time in the future.

                                    (Moody's/S&P Ratings)+
Securities Ratings
------------------
Aaa/AAA                                                       4%
Aa/AA                                                         0%
A/A                                                          24%
Baa/BBB                                                      36%
Ba/BB                                                        12%
B/B                                                          13%
Caa/CCC                                                       5%
Ca/CC                                                         0%
C/C                                                           0%
Not rated++                                                   4%
Common Stock                                                  2%
                                                      ----------------
         Total                                              100%
                                                      ================

+	The ratings of Moody's and S&P represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P's ratings. Ratings are relative and subjective and not absolute standards of quality. Moody's ratings categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings.

++	Securities that are not rated by Moody's or S&P may be rated by nationally recognized statistical rating organizations other than Moody's or S&P, or may not be rated by any such organization. With respect to the percentage of the Fund's assets invested in such securities, the Adviser believes that these are of comparable quality to rated securities in which the Fund may invest. This determination is based on the ratings assigned by other rating agencies or the Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by Moody's or S&P if either were to rate the securities.

INVESTMENT OBJECTIVES AND POLICIES

          The primary investment objective of the Fund is to provide a high level of current income, with capital appreciation as a secondary objective. In seeking to achieve its objectives, the Fund must invest its assets in the following manner:

          A.      At least 50% of the value of the Fund's total assets must be invested in:

(1) Straight debt securities or debt securities which are convertible into or exchangeable for, or which carry warrants to purchase common stock or other interests, which are rated at the time of purchase within the four highest classifications assigned by Moody's (Aaa, Aa, A or Baa), S&P (AAA, AA, A or BBB), or Fitch IBCA, Inc. ("Fitch") (AAA, AA, A or BBB). Any subclassifications of the ratings indicated shall not be deemed to be separate classifications for purposes of the Fund's investment objectives and policies and investment restrictions (e.g., Moody's Aa1, Aa2 and Aa3 subclassifications shall be included within its Aa classification);

(2) Securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

(3) Securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof;

(4) Obligations of, or guaranteed by, national or state banks or bank holding companies whose primary assets are banks, and which obligations, although not rated as a matter of policy by either Moody's, S&P or Fitch are considered by management to have investment quality comparable to securities which may be purchased under item 1 above;

(5) Commercial paper; and

(6) Cash or cash equivalents, such as U.S. Treasury Bills.

          B.      Up to 25% of the value of the Fund's total assets may consist of:

(1) Debt securities not included in item A above;

(2) Securities not included in item A above which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests;

(3) Preferred stocks; and

(4) Common stocks.

          C.      Up to 25% of the value of the Fund's total assets may consist of straight debt securities not included in item A or item B above.

          In seeking to achieve its objectives, the Fund's policy is to invest at least 50% of its total assets in debt securities rated in the four highest categories ("Baa"/BBB" or higher) assigned by nationally recognized rating agencies, or other securities such as United States and Canadian Governmental securities, obligations of or guaranteed by banks, commercial paper and cash equivalents, or nonrated debt securities deemed by the Adviser to be of comparable quality. The Fund also may invest in other securities, including debt securities rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default. Ordinarily, the lower the rating category of a debt security, the higher the degree of speculation of an investment in such security, with increased risk of loss of principal and interest and, generally, a volatility of market price which is greater than the average for higher rated securities. The Fund's operating policy, however, is generally not to purchase rated debt securities which, at the time of purchase, are rated lower than B- by S&P or Fitch, or B3 by Moody's. These debt securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms. If the rating of a debt security in the Fund's portfolio is reduced below B- or B3, as the case may be, after purchase, the Fund may either sell the debt security or continue to hold it, depending upon market characteristics. The Fund is permitted to buy debt securities which have not been rated by a nationally recognized rating agency if, in the opinion of the Adviser, such unrated debt securities are of comparable quality to the rated debt securities in which the Fund may invest.

          In making purchases within the policies listed above, the Fund will not invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions. Also, the Fund will invest at least 80% of the value of its total assets in income producing securities. No assurance can be given that the Fund will achieve its investment objectives.

          By virtue of items A.(1) or A.(2) above, the Fund is permitted to buy certain debt securities, known as "interest only" mortgage-backed securities, in which the issuer is only obligated to pay a fixed rate of interest based on a stated principal amount, but does not make any principal payments. Each month the stated principal amount is adjusted to reflect both scheduled payments and prepayments of principal on the underlying mortgages. For example, the Fund may buy certain debt securities issued by the Fannie Mae, a United States government agency, which carry an additional risk not associated with other Fannie Mae issues. The holder purchases the security at a price which is lower than the holder's expectations of payments of interest from the issuer. If payments of principal on the underlying mortgages are different than the holder's expectation of principal paydowns, then the actual payments of interest by the issuer could be more or less than the holder's expectation of interest payments.

          By virtue of items A.(1) or A.(2) above, the Fund is also permitted to buy certain debt securities, known as inverse interest rate floaters ("Inverse Floaters"). These securities do not carry a fixed rate of interest, but instead pay interest based on a formula which varies inversely with the then current market interest rate (the "formula interest rate"), as reflected by a referenced interest rate on a specific date near the interest payment date (the "interest calculation date"). For example, if the referenced interest rate decreases on an interest calculation date from the referenced interest rate on the prior interest calculation date, then the formula interest rate will increase on that interest calculation date versus the prior interest calculation date. If the referenced rate of interest on the current interest calculation date is different than such rate was on the interest calculation date prior to purchase, then the interest payments received by the holder may be more or less than the holder expected to receive based on the referenced rate in effect on the date of purchase.

          The foregoing percentage limitations apply at the time of purchase of securities. The Fund may exercise conversion rights, warrants or other similar rights, and securities thereby received or remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition, in each case without regard to the foregoing limitations.

          The achievement of the Fund's objective depends upon the Adviser's analytical and portfolio management skills. There is no assurance that the Fund's objective will be attained in the future.

Portfolio Trading and Turnover

          The Fund engages in portfolio trading when it believes the transactions, net of costs (including commissions, if any), will result in improving the income or appreciation potential of its portfolio. Whether any improvement will be realized by portfolio trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Portfolio trading such as that engaged in by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis.

          During 1998, 1999 and 2000, the Fund's portfolio turnover rate (exclusive of short-term investments such as certificates of deposit and commercial paper) was approximately 27%, 36% and 33%, respectively. The Fund cannot accurately predict its annual portfolio turnover rate, but it anticipates that the rate will not exceed 100% (excluding turnover in U.S. Treasury obligations and short-term investments such as certificates of deposit and commercial paper). The portfolio turnover rate depends on a number of factors, including the Fund's treatment as a regulated investment company under the Internal Revenue Code. The Fund conducts its operations so as to qualify for "pass-through" federal income tax treatment under the Internal Revenue Code of 1986 (the "Code") (see "Federal Taxation—Federal Income Tax Treatment of the Fund") and accordingly limits its portfolio trading so that less than 30% of the Fund's gross income (including all dividend and interest income and gross realized capital gains, both short and long-term, without offset for realized capital losses) is derived from gross gains realized on the sale or other disposition of securities held for less than three months. This limitation, which must be met in order to obtain such federal tax treatment, at certain times may prevent the Fund from realizing capital gains on certain securities held for less than three months.

Certain Investment Strategies

          The Adviser may use the strategies described below, among others, to help the Fund achieve its investment objective. Such strategies include issuing senior securities representing indebtedness, entering into other borrowing arrangements in connection with leveraging transactions, the lending of portfolio securities and reverse repurchase agreements. The Fund is under no obligation to use any of these strategies at any given time or under any particular economic condition and no assurance can be given that the use of any strategy will have its intended result or that the use of any practice is, or will be, available to the Fund. These instruments and certain related risks are described more specifically under "Additional Information About Certain Securities and Investment Strategies of the Fund" in the SAI. The Fund's ability to use some of these strategies, such as lending portfolio securities, investing in foreign securities and the use of covered call options, may be limited as a condition to S&P's and/or Moody's rating the Preferred Shares.

          Leverage and Borrowing. To the extent permitted by S&P and Moody's, the Fund may, subject to certain restrictions, borrow in accordance with the determinations made from time to time by the Board of Directors. Fluctuations in net asset value ("NAV") can be expected to be greater after any borrowing because the liability represented by such borrowings would likely be fixed while the value of the Fund's portfolio securities would rise and fall. The Fund's NAV is a function of the market values of the securities in the Fund's portfolio. Market values for debt securities normally fluctuate inversely with the general level of interest rates.

          Reverse Repurchase Agreements. To the extent permitted by S&P and Moody's, the Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Securities and Exchange Commission require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. To date, the Fund has elected to do the latter. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described under "Investment Restrictions" in the SAI. The Fund will not enter into a reverse repurchase agreement if, at the time, its obligations with respect to reverse repurchase agreements exceed 5% of the value of its total assets.

          Lending Portfolio Securities. To the extent permitted by S&P and Moody's and subject to certain conditions and in compliance with applicable regulatory requirements, the Fund may lend its portfolio securities, but in no event may the aggregate value of all portfolio securities loaned by the Fund at any one time exceed 25% of the value of the Fund's net assets at that time. Any loans of portfolio securities will be made principally to broker-dealers and, under present regulatory requirements, must be continuously secured by cash collateral or securities issued or guaranteed by the U.S. Government or irrevocable letters of credit equal to at least the market value of the securities loaned and must be terminable at any time by the Fund. In some cases, the Fund may pay a placement fee to a broker for arranging such loans. The amount of such placement fee must be reasonable in the opinion of the Fund's Board of Directors. The Fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it is cash. If the collateral is U.S. Government securities or irrevocable letters of credit, no interest thereon is earned by the Fund; rather, the Fund receives a fixed fee. Cash collateral will be invested only in U.S. Treasury notes, certificates of deposit, other short-term obligations or interest-bearing cash equivalents. The Fund will have the right to recall any loaned securities so that the securities may be voted if a material event affecting the investment occurs. It is intended that amounts earned on such loans will not exceed 10% of the Fund's annual gross income, without offset for realized capital losses, unless counsel for the Fund determines that such amounts are qualifying income under federal income tax provisions applicable to regulated income, without offset for realized capital losses, must be derived from other securities. During the fiscal year ended December 31, 2000, the Fund did not loan any portfolio securities.

DESCRIPTION OF CREDIT FACILITY

General

          The Fund is permitted to borrow in accordance with determinations made by the Board of Directors to the extent permitted by law. The Fund is required to use the proceeds of borrowings for investment leverage. The terms of any such borrowings are subject to the provisions of the 1940 Act, as further described below. The terms of such borrowings also will be subject to the provisions of any credit agreements related to the borrowings or other indebtedness incurred by the Fund, and, to the extent that the Fund seeks a rating for the borrowings, any additional guidelines may be more restrictive than those imposed by the 1940 Act or the Articles Supplementary. Generally, the rights of lenders to receive payments of principal, interest, fees and other obligations owing to the lenders by the Fund, including those made under a credit facility, will be senior to the rights of holders of preferred stock, including the Preferred Shares, with respect to the payment of dividends or upon liquidation.

Credit Facility

          The Fund currently has a policy of borrowing to acquire income-producing investments which, by their terms, pay interest at a rate higher than the rate the Fund pays on borrowings. Accordingly, borrowing has the potential to increase the Fund's total income. Assets attributable to borrowings under the Credit Facility are not subject to the advisory fee charged to the Fund. Assets attributable to the Preferred Shares will be subject to the advisory fee. However, Highland has committed to waive any advisory fees otherwise payable as a result of including the proceeds of the sale of Preferred Shares as assets of the Fund for two years after the closing of the Transaction.

          Effective June 2, 1997, the Fund has entered into a $30 million credit agreement (the "Credit Agreement") with a lending institution. The Fund's ability to utilize this facility extends until June 3, 2002, though there are provisions in the Credit Agreement which allow for its modification, including extension, termination and reduction of the facility amount. The Fund intends to use the proceeds from the Preferred Shares offered in this Prospectus to retire the outstanding loan balance under the Credit Facility. At July 10, 2001, the outstanding loan balance was approximately $30 million. Upon the retirement of the outstanding loan balance, the Credit Facility will terminate.

          The Credit Facility bears a variable interest rate based on the Fund's choice of either: (i) the spread over Bank One, N.A.'s prime rate or (ii) the spread over LIBOR. The initial interest rate was 7.48% per annum as of June 2, 1997.

          The Fund has entered into an interest rate swap transaction to hedge the variable interest payment obligations of the Credit Facility. The swap transaction effectively converts the variable interest rate obligation of the Credit Facility into a fixed interest rate obligation, because the Fund has selected interest periods for the Credit Facility which match the payments it receives under the interest rate swap transaction. Thus, the interest rate that the Fund is obligated to pay over the five year term remains fixed at 7.48% per annum.

          The Fund incurred $92,500 of deferred expenses associated with the Credit Facility and related interest rate swap transaction. The deferred expenses currently are being amortized over the five year life of the Credit Facility.

          Prior to June 2, 1997, the Fund had approximately $28,050,000 in convertible extendible notes outstanding. These notes were redeemed with funds drawn pursuant to the Credit Facility.

Restrictive Covenants and 1940 Act Restrictions

          The Credit Agreement includes usual and customary covenants, including limits on the Fund's ability to (i) engage in any business other than the businesses currently engaged in, (ii) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect, (iii) incur indebtedness or liens or pledge portfolio securities, (iv) change its investment objective or fundamental investment restrictions without the approval of the lender, (v) amend the documents in a manner which could adversely affect the rights, interests or obligations of the lender, (vi) merge or consolidate its business, and (vii) incur any liability or obligation with respect to any employee benefit plan as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended. In addition, the Credit Agreement does not permit the Fund's asset coverage ratio (as defined in the Credit Agreement) to fall below 300% at any time.

          Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowings under the Credit Facility. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings representing indebtedness of the Fund.

RISK FACTORS

           Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Risks of Investing in Preferred Shares

Leverage Risk

          The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. Leverage amplifies the effect of fluctuations in the Fund's portfolio value on the Preferred Shares' asset coverage.

          The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties. If the Fund increased its level of debt, such borrowings could constitute a substantial lien and burden on the Preferred Shares if such debt had a prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

          The Fund's investments in Inverse Floaters may amplify the effects of leverage and, during periods of rising short-term interests rates, may adversely affect the Fund's NAV per share and reduce the asset coverage on the Preferred Shares.

           Additionally, the management fee paid to the Adviser will be higher when certain forms of leverage is utilized, giving the Adviser an incentive to use leverage.

Auction Risk

          The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to holders of Preferred Shares, which could affect the liquidity of your investment.

Secondary Market Risk

          The Preferred Shares are not listed on a stock exchange or the NASDAQ stock market. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of auctions, but may discontinue this activity any time. You may transfer your Preferred Shares outside of auctions only to or through a broker-dealer or such other persons who may be permitted by the Fund. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a dividend period of more than seven days), changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to do so, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and especially during a special rate period.

Ratings and Asset Coverage Risk

          Preferred Shares. While it is a condition to the closing of this offering that S&P assigns a rating of "AAA" and Moody's assigns a rating of "aaa" to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. In addition, Moody's, S&P or another rating agency could downgrade the Preferred Shares, which could make the shares less liquid at an auction or in the secondary market. See "Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

          Portfolio Securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or a rating agency might not change its rating of a particular issue to reflect subsequent events. Unless otherwise provided in the S&P or Moody's guidelines applicable to the Preferred Shares, none of these events will require the sale of such securities by the Fund, but the Adviser will consider such events in its determination whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, unless otherwise provided in the S&P or Moody's guidelines applicable to the Preferred Shares, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Interest Rate Risk

          The Preferred Shares generally will pay dividends based on a rate set at auction, usually held weekly. The Fund purchases fixed-income securities, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise. Thus, it is possible that the amount of dividends paid to holders of the Preferred Shares would exceed the income from the Fund's portfolio securities. This risk is increased during periods when the Fund invests in Inverse Floaters. However, the Preferred Shares dividend rates would need to greatly exceed the yield on the Fund's portfolio before the Fund's ability to pay the Preferred Shares dividends would be impaired. Generally, fixed-income securities will decrease in value when interest rates rise and increase in value when interest rates decline. If long-term rates rise, generally the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares. If such rise is significant, it could trigger a requirement to redeem the Preferred Shares.

Inflation Risk

          Inflation is the reduction in the purchasing power of money resulting from the increase in the prices of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

Reinvestment Risk

          Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called fixed-income securities at lower interest rates. A decline in income could affect the Fund's asset coverage and ability to pay dividends on the Preferred Shares. Investment risk also exists for holders of Preferred Shares because the shares are subject to involuntary redemption under circumstances where the investor may not be able to achieve a comparable yield or an investment with similar terms and quality.

General Risks of Investing in the Fund

Interest Rate Risk

          Prices of bonds tend to move inversely with changes in interest rates. When interest rates decline, the value of a portfolio invested in bonds can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in bonds can be expected to decline. The longer the Fund's effective duration, the more its share price is likely to react to interest rates. A sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. A material decline in the Fund's NAV may impair the Fund's ability to maintain required levels of asset coverage.

Market risk

          The Fund's overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate and liquidity conditions, and credit quality, of such sectors.

High-Yield Investments

          The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in long-term, fixed-income securities, including high-yielding, lower quality debt securities. The principal value of the lower quality securities in which the Fund may invest will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

          Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be unrated. The values of such securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high-yield, high risk securities and thus in the Fund's NAV. The rating agencies generally regard these securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than securities in the higher rating categories.

          The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The high-yield, high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's NAV.

          The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

          Generally, when interest rates rise, the value of fixed rate debt obligations, including high-yield, high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. In addition, in a period of rising interest rates the higher cost of the Fund's leverage and/or increasing defaults by issuers of high-yield debt obligations would likely exacerbate any decline in the Fund's NAV. If an issuer of a high-yield, high risk security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for stockholders.

          The credit ratings issued by credit rating agencies may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high-yield, high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating agencies such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings.

          At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund also may find it more difficult to determine the fair value of such securities for purposes of computing the Fund's NAV. The Fund, in most instances, utilizes an independent pricing service to determine the fair value of its securities for financial statement purposes since market quotations are not readily ascertainable. Securities for which market quotations are not readily available will be valued at fair value.

Restrictions on Dividends and other Distributions

          Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Stock and Preferred Shares, both by the 1940 Act and by reason of requirements imposed by lenders and rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to pay down borrowings and redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet such requirements. See "Federal Taxation--Federal Income Tax Treatment of the Fund."

DESCRIPTION OF PREFERRED SHARES

          The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is qualified by reference to the Articles Supplementary and other Charter documents, which have been filed as exhibits to the Fund's Registration Statement of which this Prospectus is a part.

General

          Under the Charter, the Fund is authorized to issue up to 1,000,000 shares of preferred stock, in one or more series, with rights as determined by the Board of Directors without the approval of holders of Common Stock. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated dividends. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Board of Directors may by resolution classify or reclassify any authorized but unissued shares of preferred stock, including the Preferred Shares, from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of stock senior to or on a parity with the Preferred Shares or any other shares, if any, of the Fund's preferred stock. Shares of preferred stock will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Dividend Periods

          General. The following is a general description of dividends and dividend rate periods. See the SAI for a more detailed discussion of this topic. The dividend rate for the initial dividend period for the Preferred Shares offered in this Prospectus will be the rate set out on the cover of this Prospectus. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at the auction, normally held weekly, but the rate set at the auction will not exceed the maximum rate, described below. Dividend periods generally will be seven days, and a dividend period generally will begin on the first calendar day after an auction for the Preferred Shares. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of dividend periods, designating them as "special dividend periods." See "--Designation of Special Dividend Periods."

          Dividend Payments. Except as provided below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment date for special dividend periods of more than seven days will be set out in the notice designating a special dividend period. See "--Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

          Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on such date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

          The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these holders will not have funds available until the next business day.

          Dividend Rate Set at Auction. Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. See "The Auction."

          Determination of Dividend Rate. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is 360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday.

          If an auction for any subsequent dividend period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent dividend period.

          Maximum Rate. The dividend rate that results from an auction for Preferred Shares will not be greater than the "maximum rate." The maximum rate means the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P:

   Moody's Credit Rating              S&P Credit Rating             Applicable Percentage
-----------------------------      ------------------------      --------------------------
          aa3 or Above                   AA- or Above                      150%
            a3 to a1                       A- to A+                        160%
          baa3 to baa1                   BBB- to BBB+                      250%
           Below baa3                     Below BBB-                       275%

          Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on the Preferred Shares, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time, on the third business day following the date the failure occurred, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter, and the dividend rate for Preferred Shares for that subsequent dividend period will be the maximum rate.

          However, if the Fund does not effect a timely cure, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for the Preferred Shares for each such subsequent dividend period will be the default rate.

          The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

          Restrictions on Dividends and Other Distributions. When the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares, or options, warrants or rights to subscribe for or purchase, Common Stock) in respect of Common Stock or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) the Fund has paid all cumulative dividends on Preferred Shares; (2) the Fund has redeemed any Preferred Shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets both asset coverage requirements described under "Rating Agency Guidelines" as well as requirements under Maryland law.

          Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other class or series of shares of stock ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of stock ranking on a parity as to the payment of dividends with Preferred Shares will be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

Designation of Special Dividend Periods

          The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its Common Stock. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Fund designates a special dividend period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

          Before the Fund designates a special dividend period: (1) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund must issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time, on the second business day before the first day of the proposed special dividend period.

Voting Rights

          Except as noted below, the Fund's Common Stock and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of Preferred Shares, as a separate class, vote to elect two Directors, the holders of the Common Stock, as a separate class, vote to elect two Directors and the holders of the Preferred Shares and the Common Stock, voting together as a single class, elect the remaining Directors. In addition, during any period ("Voting Period") dividends on the Preferred Shares have not been paid by the Fund in an amount equal to two full years dividends, the holders of Preferred Shares, voting as a single class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the holders of Preferred Shares.

          In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of Directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares, together with the incumbent Directors elected by the holders of the Common Stock, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the Preferred Shares will terminate.

          The holders of the Preferred Shares vote as a separate class on any matter that would materially and adversely affect their rights, preferences or powers in a manner different from that of other classes or series of the Fund's Stock. This vote would be in addition to any separate vote of the holders of Common Stock and Preferred Shares, voting together as a single class, required to authorize matter.

          In addition, so long as any Preferred Shares are outstanding:

•	the adoption of any plan of reorganization adversely affecting the Preferred Shares requires the approval of a majority of the outstanding shares of such class;

•

the Fund may not, without the affirmative vote of at least a majority of the Preferred Shares outstanding, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent; and

•

the approval of a majority of the outstanding Preferred Shares and Common Stock, each voting as a separate class, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective, changes in certain investment restrictions described under "Investment Restrictions" in the SAI and changes in the Fund's subclassification as a closed-end investment company.

          The Common Stock and the Preferred Shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. To the extent required under the 1940 Act, certain actions by the Fund's stockholders require a vote of a majority of the Fund's outstanding voting securities. The class vote of holders of Preferred Shares described above will in each case be in addition to any separate vote of the requisite percentage of shares of Common Stock and Preferred Shares, voting together as a single class, necessary to authorize the action in question.

          For purpose of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Share will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient deposit securities (as defined in the SAI) for the redemption of those Preferred Shares were deposited.

Rating Agency Guidelines

          The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

          The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are stock of the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Stock) ("1940 Act Preferred Shares Asset Coverage"). Based on the Fund's assets and liabilities as of July 10, 2001, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, would be computed as follows:

 Value of Fund assets less liabilities not
      constituting senior securities
                                                     =     $96,377,061     =
_________________________________________________          _______________    321%
Senior securities representing indebtedness plus
     liquidation value of the Preferred Shares             $30,000,000

          If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described above under "Description of Preferred Shares--Redemption."

          The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.

          As described by Moody's and S&P, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

          The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay fees to Moody's and S&P, for rating the Preferred Shares.

Redemption

          Mandatory Redemption. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Charter and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

          In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and shares of other preferred stock of the Fund, subject to redemption provisions similar to those governing the Preferred Shares. If fewer than all outstanding Preferred Shares are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

          Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

          Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, including all outstanding shares of preferred stock, have been or are being contemporaneously paid or set aside for payment. This is not expected to prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding Preferred Shares.

Liquidation

          Subject to the rights of holders of any series of preferred stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution will be made on the Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described in this Prospectus, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

          Neither the consolidation nor merger of the Fund with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Fund of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Fund for the purposes of the foregoing paragraph.

THE AUCTION

Summary of Auction Procedures

          The following is a brief summary of the auction procedures, which are described in more detail in the SAI. The auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the SAI and the SAI Glossary. The auction determines the dividend rate for the Preferred Shares, but the dividend rate will not be higher than the maximum rate. See "Description of Preferred Shares--Dividends and Dividend Periods." You may buy, sell or hold the Preferred Shares in the auction.

          If you own Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred Shares: sell, bid and hold.

•	If you enter a sell order, you indicate that you want to sell Preferred Shares at $25,000 per share, no matter what the next dividend period's rate will be.

•	If you enter a bid (or "hold at a rate") order, you indicate that you want to sell Preferred Shares only if the next dividend period's rate is less than the rate you specify.

•	If you enter a hold order, you indicate that you want to continue to own Preferred Shares, no matter what the next dividend period's rate will be.

          You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold the Preferred Shares, but if you fail to submit an order and the dividend period is longer than seven days, the broker-dealer will treat your failure to submit a bid as a sell order.

          If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

          Broker-dealers will submit orders from existing and potential holders of Preferred Shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Preferred Shares. A broker-dealer's failure to submit orders for the Preferred Shares held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund. Neither the Fund nor the Adviser may submit an order in any auction, except that any broker-dealer that is an affiliate of the Fund or the Adviser may submit orders in an auction, but only if such orders are not for its own account.

          The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% of the purchase price of the Preferred Shares placed by such broker-dealer in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealers, in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by the broker-dealers at the auction.

           If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for the Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Preferred Shares available for purchase in the auction.

          If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for the Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Preferred Shares for which they submitted sell orders.

          The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to Preferred Shares and in so doing to help protect the earnings available to pay Common Stock dividends, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

          If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares, that is considered an "all hold" auction and the dividend rate for the next dividend period will be the all hold rate. The "all hold rate" is 80% of the "AA" Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to "AA"-rated securities for time periods that vary depending on the dividend period).

          The auction procedures include a pro rata allocation of shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

          Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their shares through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this Prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City, are authorized or obligated by law to close.

           The first auction for Preferred Shares will be held on July 31, 2001, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Preferred Shares normally will be held every Tuesday, and each subsequent dividend period for Preferred Shares normally will begin on the following Wednesday.

          The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares, and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.1%	Bid order of 4.1% rate for all 500 shares

Current Holder B	Owns 300 shares, wants to hold	Hold order -- will take the auction rate

Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 3.9%	Bid order of 3.9% rate for all 200 shares

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%

          The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their Preferred Shares. Current holder A will sell its Preferred Shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any Preferred Shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Preferred Shares

          The broker-dealers (including the underwriters) may maintain a secondary trading market Preferred Shares outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the NASDAQ stock market. Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

          You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only

•	pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

•	to a broker-dealer; or

•

to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your shares in the name of a broker-dealer, a sale or transfer of your shares to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

           Further description of the auction procedures can be found in the SAI.

MANAGEMENT OF THE FUND

Board of Directors

           The business affairs of the Fund are managed under the general supervision of the Fund's Board of Directors in accordance with the laws of the State of Maryland. The names and business addresses of the Directors and officers of the Fund and their principal occupations during the past five years are set forth in the SAI.

Investment Adviser

           Current Investment Adviser

          Continental Assurance Company acts as the investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Existing Advisory Agreement") between the Fund and the Adviser. The Adviser's principal office is located at CNA Plaza, Chicago, Illinois 60685.

           The Adviser is a stock life insurance company organized under the Illinois Insurance Code in 1911 and is an investment adviser registered under the Investment Advisers Act of 1940. The Adviser is a wholly owned subsidiary of Continental Casualty Company ("Casualty"), which, in turn, is a wholly owned subsidiary of CNA Financial Corporation ("CNA Financial"). As of June 30, 2001, Casualty also owned 145,055 shares of Common Stock of the Fund, constituting 1.5% of the outstanding shares of the Fund's Common Stock. As of December 31, 2000, it had total assets under management of approximately $13.4 billion and equity assets of approximately $2.4 billion. The Adviser operates eleven "separate accounts" which had total assets aggregating approximately $4.3 billion as of December 31, 2000.

          Loews Corporation, a Delaware corporation ("Loews"), 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 87% of the outstanding voting stock of CNA Financial as of December 31, 2000. As of December 31, 2000, Laurence A. Tisch and Preston R. Tisch owned approximately 33% of the outstanding common stock of Loews and may therefore be deemed to be parents of Loews, and thus of CNA Financial and the Adviser, within the meaning of the federal securities laws. Laurence A. Tisch and Preston R. Tisch are brothers.

          Pursuant to the Existing Advisory Agreement, the Adviser provides the Fund with an investment program complying with the investment objectives, policies and restrictions of the Fund and, in carrying out such program makes the investment decisions and is responsible for the investment and reinvestment of the Fund's assets. The Adviser performs research, statistical analysis and continuous supervision of the Fund's investment portfolio. The Adviser bears the cost of fees, salaries or other remuneration of directors and officers of the Fund who also serve as officers or employees of, or special consultants to, the Adviser, CNA Financial or any of their affiliated companies. The Adviser also pays for office space, facilities and business equipment. In return for its advisory services, the Fund pays the Adviser a monthly fee at an annual rate of 0.50% of the average weekly net assets of the Fund.

          The Fund pays all its other costs and expenses, including directors' fees not borne by the Adviser, custodian expenses, legal fees, costs of keeping the Fund's books and records, fees and expenses of independent accountants, costs of acquiring and disposing of portfolio securities, interest, taxes, stock exchange listing expenses and fees, costs and fees of registration with and reporting to the Securities and Exchange Commission, costs of the Fund's Automatic Dividend Reinvestment Plan, and fees and expenses of the Fund's transfer agent, registrar, custodian and dividend disbursing agent. However, if such costs and expenses (excluding interest, taxes, brokerage charges and expenses and extraordinary costs and expenses and expenses incident to the public offering of shares other than those offered through the Automatic Dividend Reinvestment Plan) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 plus 1% of average net assets over $30,000,000, the Adviser is obligated to reimburse the Fund for any excess pursuant to the Existing Advisory Agreement. The determination of whether such reimbursement is due is made monthly, on an accrual basis, and to the extent that such reimbursement is due it serves as an offset against the investment advisory fee payable monthly by the Fund to the Adviser. To the extent permitted under the 1940 Act, if, at the end of the Fund's fiscal year, full reimbursement has not been accomplished by such monthly offsetting, the balance due must be paid by the Adviser to the Fund.

          Proposed Investment Adviser

           Highland Capital Management, L.P. ("Highland") will become the investment adviser for the Fund if the transaction between Highland and the Adviser is consummated, as described below. Highland's principal office is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240. As of June 30, 2001, Highland managed approximately $7.4 billion in debt securities on behalf of institutional and retail clients around the world. These assets consist of approximately $6.4 billion of senior secured bank loans and $1.0 billion of subordinated debt securities of "high-yield" issuers, principally in structured finance vehicles, such as "Collateralized Loan Obligations." Highland has also served as the investment adviser to Prospect Street(R) High Income Portfolio Inc. ("Prospect Street"), a registered investment company, since January 2000. As of June 30, 2001, Prospect Street reported a NAV of approximately $97,554,000 and a total asset value of approximately $172,554,000 on an unaudited basis. Highland is controlled by James D. Dondero and Mark K. Okada, by virtue of their respective ownership interest in Highland, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

          On April 26, 2001, Highland and the Adviser entered into an agreement (the "Purchase Agreement") whereby Highland will acquire from the Adviser the goodwill and certain other assets associated with the Adviser's performance of advisory and related functions with respect to the Fund under the Existing Advisory Agreement (the "Transaction"). The consummation of the Transaction is contingent upon, among other things, the consummation of the offering of the Preferred Shares, the satisfaction and termination of the Credit Agreement and the Fund changing its name to "Prospect Street Income Shares Inc." Upon the consummation of the Transaction, Highland will be responsible for the selection and on-going monitoring of the Fund's investment portfolio.

          The Transaction contemplates that Highland will assume the performance of the advisory and related functions currently performed by the Adviser under the Existing Advisory Agreement, by entering into a new advisory agreement with the Fund (the "New Advisory Agreement"). Pursuant to Section 15 of the 1940 Act, Highland may not serve as investment adviser to the Fund under the New Advisory Agreement, unless the New Advisory Agreement has been approved by the stockholders of the Fund. At the Annual Meeting held on July 9, 2001, the stockholders approved the New Advisory Agreement. If the Transaction is not consummated, the Existing Advisory Agreement with the Adviser will remain in effect pursuant to its terms.

          The Transaction also contemplates that the Adviser and Highland and other persons will use their best efforts to comply with the requirements of Section 15(f) of the 1940 Act after the closing. Section 15(f) provides, in pertinent part, that the Adviser may receive an amount or benefit in connection with the sales of assets to Highland under the Purchase Agreement if (i) for a period of three years after such event, at least 75% of the members of the Board of Directors of the Fund are not "interested persons" (as defined in the 1940 Act) of Highland or the Adviser; and (ii) for a two-year period no "unfair burden" is imposed on the Fund as a result of the Transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the Transaction, whereby the Adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the Fund or its security holders for other than bona fide investment advisory or other services.

          The New Advisory Agreement will commence upon the closing of the Transaction. It will remain in effect for an initial two-year term and will continue in effect thereafter for successive periods if and so long as such continuance is specifically approved annually by (i) the Board of Directors or (b) the majority vote of the Fund's stockholders, provided in that in either event, the continuance also is approved by a majority of the Directors who are not "interested persons" by vote cast in person at a meeting called the purpose of voting on such approval. A majority vote of the Fund's stockholders means the lesser of (a) 67% of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

          The types of services contemplated to be performed by Highland under the New Advisory Agreement are identical to the types of services currently performed by the Adviser under the Existing Advisory Agreement. Thus under the New Advisory Agreement, Highland will provide the Fund with an investment program complying with the investment objectives, policies and restrictions of the Fund and, in carrying out such program, make the investment decisions and will be responsible for the investment and reinvestment of the Fund's assets. Highland will perform research, statistical analysis and continuous supervision of the Fund's investment portfolio. Highland will bear the cost of fees, salaries or other remuneration of directors and officers of the Fund who also serve as officers or employees of, or special consultants to, Highland or any of its affiliated companies. Highland also will pay for office space, facilities and business equipment. In return for its advisory services, the Fund will pay Highland a monthly fee at an annual rate of 0.50% of the average weekly net assets of the Fund. The New Advisory Agreement does not require employees of Highland to devote their exclusive efforts to the Fund and it is expected that they will provide investment management services for Highland's other accounts and its affiliates.

          Under the New Advisory Agreement, the Fund will pay all its costs and expenses, except those expressly assumed by Highland. The costs and expenses borne by the Fund include director's fees not borne by Highland, custodian expenses, legal fees, costs of keeping the Fund's books and records, fees and expenses of independent accountants, costs of acquiring and disposing of portfolio securities, interest, taxes, stock exchange listing expenses and fees, costs and fees of registration with and reporting to the Securities and Exchange Commission, costs of the Fund's Automatic Dividend Reinvestment Plan, and fees and expenses of the Fund's transfer agent, registrar, custodian and dividend disbursing agent. However, if such costs and expenses (excluding interest, taxes, brokers' charges and expenses, extraordinary costs and expenses and, the costs and expenses incident to the public offering or private placement of securities of the Fund, including debt or preferred securities, other than the costs incident to the issuance of shares in connection with the Automatic Dividend Reinvestment Plan) borne by the Fund in any fiscal year exceed 1.5 % of average net assets up to $30,000,000 plus 1% of average net assets over $30,000,000, Highland is obligated to reimburse the Fund for any excess pursuant to the New Advisory Agreement. The determination of whether such reimbursement is due is made monthly, on an accrual basis, and to the extent that such reimbursement is due its serves as an offset against the investment advisory fee payable monthly by the Fund to Highland. To the extent permitted under the 1940 Act, if, at the end of the Fund's fiscal year, full reimbursement has not been accomplished by such monthly offsetting, the balance due must be paid by Highland to the Fund.

          The Fund has been advised that Mr. Dondero and Mr. Okada intend to serve as the Fund's portfolio managers under the New Advisory Agreement and would be primarily responsible for the day-to-day management of the Fund's portfolio.

          Mr. Dondero has been President and Chief Investment Officer of Highland since March 1993 and has been the President and Chief Investment Officer and a Director of Prospect Street since January 2000. From December 1989 through 1993, Mr. Dondero was Chief Investment Officer of a guaranteed investment contract subsidiary of Protective Asset Management Company ("PAMC"), where he and four other investment professionals managed portfolios consisting of high-yield securities, corporate bonds, mortgage-backed securities, bank loans and preferred and common stocks. Prior to December 1989, Mr. Dondero managed approximately $1.0 billion in proprietary fixed-income portfolios for a subsidiary of American Express Company. Between July 1984 and August 1985, he was a member of the Morgan Guaranty Trust Co. NYC Financial Training Program. Mr. Dondero graduated from the University of Virginia (Beta Gamma Sigma) with a B.S. in Accounting and a B.S. in Finance in May 1984. He is a Certified Public Accountant, Certified Managerial Accountant and Chartered Financial Analyst, and is a full member of the New York Society of Security Analysts.

           Mr. Okada has been Executive Vice President of Highland since March 1993 and has been the Executive Vice President of Prospect Street since January 2000. From July 1990 to March 1993, Mr. Okada was Manager-Fixed Income for PAMC, where his responsibilities included management and administration of approximately $1.3 billion in bank loan purchases, credit evaluation of fixed-income assets and quantitative analysis for special projects. Prior to July 1990, Mr. Okada was employed by Hibernia National Bank, where he most recently served as Vice President and Section Head of the Capital Markets Group and was responsible for a portfolio of $1.0 billion in highly leveraged transactions. Prior thereto, he was a management trainee for Mitsui Manufacturers Bank. Mr. Okada graduated with honors from UCLA with a B.S. in Economics and a B.S. in Psychology in 1984. Mr. Okada is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

CUSTODIAN AND AUCTION AGENT, TRANSFER AGENT,
DIVIDEND DISBURSING AGENT AND REGISTRAR

          The Depository Trust Company will act as securities depository for the Preferred Shares. Bankers Trust Company, whose principal place of business is 4 Albany Street, New York, New York 10006, will act as auction agent, transfer agent, dividend paying agent, and registrar for the Preferred Shares. The Fund's securities and cash are held under a custodian agreement by The Chase Manhattan Bank, whose principal place of business is One Chase Manhattan Plaza, New York, New York 10081. The Bank of New York serves as transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

FEDERAL TAXATION

          The following is intended to be a general summary of certain federal income tax consequences of investing in the Preferred Shares and is based on the applicable federal tax laws of the United States as in effect as of the date of this Prospectus, which are subject to change or differing interpretations, with retroactive or prospective effect. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

Federal Income Tax Treatment of the Fund

          The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to stockholders. However, the Fund would be subject to corporate income tax (currently at a 35% maximum effective rate) on any undistributed income. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

          Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to stockholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

          However, certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. In addition, under certain circumstances, the 1940 Act's asset coverage requirements may prevent the Fund from making distributions and may require the Fund to redeem Preferred Shares, either of which could prevent the Fund from making distributions required to avoid Fund-level taxation and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent the imposition of excise taxes and disqualification of the Fund as a regulated investment company.

          If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its stockholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholders' hands as long-term capital gains. Such distributions generally will be eligible for the corporate dividends received deduction in the case of corporate stockholders.

Federal Income Tax Treatment of Holders of Preferred Shares

          Based in part on its lack of any present intention to redeem or purchase the Preferred Shares at any time in the future and upon the advice of tax counsel, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code. This view relies in part on a published ruling of the Internal Revenue Service (the "IRS") stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Stroock & Stroock & Lavan LLP, counsel to the Fund, believes that if the IRS were to pursue in court the position that the Preferred Shares should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail if the issue were properly litigated.

           Assuming the Preferred Shares constitute stock of the Fund, distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions of net capital gain made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year. Because the Fund currently has a significant capital loss carry forward, it is not anticipated that the Fund will distribute net capital gains to stockholders, including holders of the Preferred Shares, for the foreseeable future.

Sale of Shares

          The sale or other disposition of Preferred Shares generally will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares generally will recognize gain or loss in an amount equal to the difference between their respective bases in the Preferred Shares and the amount received in exchange therefor. If such Preferred Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of Preferred Shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Stock in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

          Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or credited to the holder as an undistributed capital gain) with respect to such shares. Also, any loss realized upon a taxable disposition of Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Preferred Shares acquired.

Backup Withholding

          The Fund may be required to withhold, for U.S. federal income taxes, a statutorily prescribed percentage of all dividends and redemption proceeds payable to stockholders who fail to properly provide the Fund with their correct taxpayer identification numbers or who fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's federal income tax liability if the appropriate information is provided to the IRS.

Other Taxation

          Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and non-federal income tax consequences to them of an investment in Preferred Shares.

Further Information

           The SAI summarizes further federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein.

DESCRIPTION OF COMMON STOCK

          The Fund was incorporated in Maryland on March 19, 1973. The Charter authorizes the issuance of up to 15,000,000 shares of Common Stock, $1.00 par value. All shares of Common Stock have equal rights as to voting, dividends and liquidation. All shares of Common Stock issued and outstanding are fully paid and nonassessable. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. The number of shares of Common Stock outstanding as of July 12, 2001 was 9,329,170. The voting rights of the Common Stock are noncumulative, which means that the holders of more than 50% of the shares of Common Stock voting for the election of Directors can elect all of those Directors that are subject to election by the holders of the Common Stock if they choose to do so, and, in that event, the holders of the remaining shares of Common Stock voting for the election of Directors will not be able to elect any Directors. The holders of the Common Stock vote as a single class with the holders of the Preferred Shares on all matters except as described under "Description of Preferred Shares--Voting Rights." The rights of the holders of the Common Stock may not be amended by a vote of less than a majority of the shares of Common Stock outstanding.

          So long as any Preferred Shares or any other preferred stock of the Fund are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

          The Fund's Common Stock has traded on the NYSE since May 1973. On July 10, 2001, the last reported sales price of the Fund's Common Stock on the NYSE was $8.02. The Fund's NAV on July 10, 2001 was $7.14.

Automatic Dividend Reinvestment Plan

          All persons who become registered holders of Common Stock (other than brokers and nominees of banks or other financial institutions) become participants ("Participants") in the Fund's Automatic Dividend Reinvestment Plan (the "Plan") 15 days thereafter unless they file a written election to terminate participation with the Fund's Transfer Agent.

          The Plan is administered by William O'Neill & Co., Inc., the Fund's Purchasing Agent (the "Purchasing Agent"). Under the Plan, dividends and other distributions are automatically invested in additional full and fractional shares of Common Stock. Whenever the Fund declares a dividend or other distribution payable in cash or shares of Common Stock, the Purchasing Agent, on behalf of Participants, will elect to take the dividend in shares at NAV whenever the NAV as of the close of business on the record date of such dividend is lower than the market price plus brokerage commission as of the close of business on such day. If the NAV of the share is higher than the market price plus applicable commissions, the Purchasing Agent consistent with seeking the best price and execution, will buy shares of Common Stock in the over-the-counter market or on a national securities exchange, as the case may be, for Participants' accounts. There can, of course, be no assurance that shares of Common Stock will be available in sufficient supply in the market at a price lower than NAV to satisfy any requirements of the Plan. If shares are not available in sufficient supply at such price, the Purchasing Agent will invest the balance of its cash on hand in shares of Common Stock whose cost plus brokerage commission will equal or exceed the NAV per share on the record date. The number of shares of Common Stock received by each Participant will be based on the average cost of shares purchased by the Purchasing Agent. Purchases for the Plan on the open market usually constitute a significant percentage of all shares of Common Stock traded on the New York Stock Exchange on the dates that such purchases are made.

          Participants may make voluntary payments into the Plan of not less than $25.00. Such voluntary payments will be accumulated until the end of the month in which they are received and then invested by BNY Brokerage Inc. in shares of Common Stock purchased in the over-the-counter market or on a national securities exchange. The Participant is responsible for paying any brokerage commissions charged by the BNY Brokerage Inc. for the purchase of such shares. Voluntary payments may not be used to purchase shares from the Fund.

          Brokers and nominees of banks or other financial institutions may elect to be included in the Plan. Participants may terminate their participation in the Plan at any time and elect to receive declared dividends and other distributions in cash by notifying the Transfer Agent in writing. There is no penalty for termination of participation in the Plan. Participants withdrawing from the Plan may rejoin at any time.

          Under certain circumstances, Participants may receive benefits through the Plan not available to shareholders who do not participate in the Plan. In many cases, the shares of closed-end investment companies trade at a discount from their NAV, although in some cases shares of such companies trade at a premium over NAV. If dividends and other distributions are received in shares at NAV when the market price is higher than NAV, the Participant will receive shares having a market value in excess of the cash value of the dividends or distribution.

          All costs of administering the Plan are borne by the Fund, and thus, indirectly by its shareholders, including those not participating in the Plan. Brokers' commissions are not treated as costs of administering the Plan.

          The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice thereof sent to Participants at least 30 days before the record date for such distribution.

Repurchase of Common Stock

          In recognition of the possibility that the Fund's shares of Common Stock may trade at a discount to their NAV, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing shares of its Common Stock in the open market or by tendering for its shares of Common Stock at NAV. So long as any Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any shares of its Common Stock unless (1) all accumulated dividends on the Preferred Shares have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (determined after deducting the acquisition price of the shares of Common Stock) are met. Repurchases of shares of Common Stock may result in the Fund being required to redeem Preferred Shares to satisfy asset coverage requirements.

CONVERSION TO OPEN-END FUND

          The Fund's Board of Directors may elect to submit to the Fund's stockholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem any outstanding Preferred Shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on high-yield securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter, including the Preferred Shares, voting as a separate class. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charges, if any, as might be in effect at the time of redemption. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, including the Preferred Shares. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

UNDERWRITING

          The underwriters named below (the "underwriters"), acting through Salomon Smith Barney Inc., have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund (the "Underwriting Agreement"), to purchase, and the Fund has agreed to sell, the number of Preferred Shares set forth opposite their respective names offered hereby.

                                                                          Number of
Underwriters                                                          Preferred Shares
------------                                                          -----------------

Salomon Smith Barney Inc. ..................................               800
Gruntal & Co., L.L.C. ......................................               400
     Total .................................................             1,200

          The Underwriting Agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Preferred Shares offered hereby if they purchase any of the shares. In the Underwriting Agreement, the Fund, the Adviser and Highland have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute payments the underwriters may be required to make for any of those liabilities.

           The Fund has been advised by the underwriters that they propose initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to selected dealers at the public offering price less a concession not in excess of $21.875 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. In addition, the Fund has agreed to pay the underwriters an amount of $30,000 in partial reimbursement of their expenses. Investors must pay for the Preferred Shares offered in this Prospectus purchased in the initial public offering on or before July 23, 2001.

          The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters. The Fund anticipates that the underwriters or their respective affiliates may from time to time act in auctions as broker-dealers and receive fees as described under "The Auction" and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

           The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Gruntal & Co., L.L.C. is One Liberty Plaza, New York, New York 10006.

LEGAL OPINIONS

          Certain legal matters in connection with the Preferred Shares offered in this Prospectus will be passed upon for the Fund by Stroock & Stroock & Lavan LLP, New York, New York, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts.

INDEPENDENT AUDITORS

          The financial information of the Fund included in the Prospectus under the caption "Financial Highlights" and the financial statements incorporated by reference in the SAI have been so included or incorporated by reference in reliance on the reports of Deloitte & Touche LLP given upon their authority as experts in auditing and accounting. The address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281.

FURTHER INFORMATION

          The Fund has filed with the Securities and Exchange Commission, Washington, DC, a registration statement under the Securities Act with respect to the Preferred Shares offered in this Prospectus. Further information concerning the Preferred Shares and the Fund may be found in the registration statement, of which this Prospectus constitutes a part, on file with the Securities and Exchange Commission. The registration statement may be inspected without charge at the Commission's office in Washington, DC, and copies of all or any part thereof may be obtained from such officer after payment of the fees prescribed by the Securities and Exchange Commission.

          The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, DC 20549 and the Commission's regional offices, including offices at seven World Trade Center, New York, New York 10048. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and reports, proxy and information statements and other information regarding registrants that file with the Securities and Exchange Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

TABLE OF CONTENTS TO THE STATEMENT OF ADDITIONAL INFORMATION

General Information
Additional Information About Investments and Investment Techniques
Investment Restrictions
Management of the Fund
Portfolio Transactions
Determination of Net Asset Value
Additional Information Concerning the Auctions for Preferred Shares
Description of Preferred Shares
Moody's and S&P Guidelines
Federal Taxation
Advertising and Performance Data
Financial Statements
Appendix A: Glossary
Appendix B: Ratings of Investments

Page 1 1 3 7 18 19 20 29 41 51 55 57 A-1 B-1

$30,000,000

CNA Income Shares, Inc.

Auction Rate Cumulative Preferred Shares

1,200 Shares, Series T

[LOGO]

Prospectus

July 19, 2001

Salomon Smith Barney

Gruntal & Co.

STATEMENT OF ADDITIONAL INFORMATION

July 19, 2001

CNA INCOME SHARES, INC.
CNA Plaza Chicago, IL 60685

1,200 SHARES, SERIES T
AUCTION RATE CUMULATIVE PREFERRED SHARES

This Statement of Additional Information ("SAI") of CNA Income Shares, Inc. (the "Fund") relating to this offering of the Fund's Auction Rate Cumulative Preferred Shares (the "Preferred Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating to the Preferred Shares dated July 19, 2001. This SAI does not include all information that a prospective investor should consider before purchasing Preferred Shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-800-432-8224.

           Capitalized terms used in this SAI have the meanings assigned to them in the Prospectus or in the Glossary of this SAI.

TABLE OF CONTENTS

General Information
Additional Information About Investments and Investment Techniques
Investment Restrictions
Management of the Fund
Portfolio Transactions
Determination of Net Asset Value
Additional Information Concerning the Auctions for the Preferred Shares
Description of Preferred Shares
Moody's and S&PGuidelines
Federal Taxation
Advertising and Performance Data
Financial Statements
Appendix A: Glossary
Appendix B: Ratings of Investment

Page 1 1 3 7 18 19 20 29 41 51 55 57 A-1 B-1

GENERAL INFORMATION

           The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund's current investment adviser is Continental Assurance Company ( "CAC" or the "Adviser"). Highland Capital Management, L.P. ( "Highland") is the proposed investment adviser for the Fund. (See "Management of the Fund" for the proposed investment advisory arrangement between the Fund and Highland. If the purchase agreement entered into between the Adviser and Highland is consummated, the term "Adviser" shall refer to Highland, as applicable). The Fund's investment objective is to provide a high level of current income, with capital appreciation as a secondary objective, through investment in a professionally managed, diversified portfolio of debt securities. The Fund's current income, if any, will be distributed to holders of Common Stock only after satisfaction of the obligation to pay dividends on the Preferred Shares. No assurance can be given that the Fund's investment objective will be achieved.

ADDITIONAL INFORMATION ABOUT INVESTMENTS
AND INVESTMENT TECHNIQUES

          Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Under normal market conditions, the Fund invests at least 50% of its total assets in straight debt securities and convertible debt securities rated in the four highest categories ("Baa"/"BBB" or higher) by nationally recognized rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality, and in other securities such as United States and Canadian Government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents. The remainder of the Fund's assets may be invested in other debt securities, including those rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default, preferred stocks, common stocks, and securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests. Risks and special considerations associated with investing in debt securities and convertible debt securities are described under "Risk Factors" in the Prospectus.

           Under current S&P and Moody's guidelines relating to the receipt of ratings on the Preferred Shares, certain types of securities in which the Fund may otherwise invest, and certain strategies in which the Fund may otherwise engage, pursuant to the investment policies and strategies stated below, are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments consist of, among others: securities that are not readily marketable; private placements (other than Rule 144A Securities); and securities not within S&P's diversification guidelines. Accordingly, although the Fund reserves the right to invest in such securities and to engage in such strategies to the extent described in the Prospectus and this SAI, it is anticipated that they will not ordinarily constitute in total more than 20% of the Fund's total assets. The composition of the Fund's portfolio as of July 10, 2001 by rating category is set out in the Prospectus under "Portfolio Composition." Further information concerning the rating categories of S&P and Moody's is provided in Appendix B to this SAI.

           Additional information concerning certain of the Fund's investments and investment techniques is set forth below.

           Leverage and Borrowing. To the extent permitted by S&P, the Fund may, subject to certain restrictions, borrow in accordance with the determinations made from time to time by the Board of Directors. Fluctuations in net asset value ("NAV") can be expected to be greater after any borrowing because the liability represented by such borrowings would be fixed while the value of the Fund's portfolio securities might rise and fall. The Fund's net asset value is a function of the market values of the securities in the Fund's portfolio. Market values for debt securities fluctuate inversely with the general level of interest rates.

           Reverse Repurchase Agreements. To the extent permitted by S&P and Moody's, the Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Securities and Exchange Commission require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. To date, the Fund has elected to do the latter. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. The Fund will not enter into a reverse repurchase agreement if, at the time, its obligations with respect to reverse repurchase agreements exceed 5% of the value of its total assets. Reverse repurchase agreements are considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described below under "Investment Restrictions."

           Lending Portfolio Securities. To the extent permitted by S&P and Moody's and subject to certain conditions and in compliance with applicable regulatory requirements, the Fund may lend its portfolio securities, but in no event may the aggregate value of all portfolio securities loaned by the Fund at any one time exceed 25% of the value of the Fund's net assets at that time. Any loans of portfolio securities will be made principally to broker-dealers and, under present regulatory requirements, must be continuously secured by cash collateral or securities issued or guaranteed by the U.S. Government or irrevocable letters of credit equal to at least the market value of the securities loaned and must be terminable at any time by the Fund. In some cases, the Fund may pay a placement fee to a broker for arranging such loans. The amount of such placement fee must be reasonable in the opinion of the Fund's Board of Directors. The Fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it is cash. If the collateral is U.S. Government securities or irrevocable letters of credit, no interest thereon is earned by the Fund; rather, the Fund receives a fixed fee. Cash collateral will be invested only in U.S. Treasury notes, certificates of deposit, other short-term obligations or interest-bearing cash equivalents. The Fund has the right to recall any loaned securities so that the securities may be voted if a material event affecting the investment occurs. It is intended that amounts earned on such loans will not exceed 10% of the Fund's annual gross income, without offset for realized capital losses, unless counsel for the Fund determines that such amounts are qualifying income under federal income tax provisions applicable to regulated income, without offset for realized capital losses, must be derived from other securities.

INVESTMENT RESTRICTIONS

           The Fund's investment objective, its policy to invest at least 50% of its total assets in debt securities rated in the four highest rating categories assigned by nationally recognized rating agencies, or other securities such as United States and Canadian Governmental securities, obligations of or guaranteed by banks, commercial paper and cash equivalents, or nonrated debt securities deemed by the Adviser to be of comparable quality and the following investment restrictions have been adopted by the Fund as fundamental policies. Fundamental policies of the Fund may not be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shares of Common Stock and a majority of the then outstanding Preferred Shares, voting as separate classes. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. For purposes of the 1940 Act, "majority" means (a) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

          The Fund will not:

1.

Issue senior securities as defined in the 1940 Act, except in connection with borrowing permitted in restriction 2 below, issuing a class or classes of preferred shares to the extent permitted under the 1940 Act or to the extent investments in interest rate futures contracts or fixed income options permitted in restriction 20 below are considered to result in the issuance of senior securities.

2.	Borrow money, except for investment leverage.

3.

Mortgage, pledge or hypothecate its assets, except in connection with borrowing money as mentioned in restriction 2 above or the issuance of a class or classes of preferred shares as described in restriction 1 above. This provision shall not apply to deposits, or similar arrangements, made in connection with the entering into or holding of interest rate futures contracts or purchasing, selling, holding or writing fixed income options.

4.	Act as underwriter, except to the extent that, in connection with the disposition of restricted portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.

5.

Purchase or sell real estate or interests in real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

6.

Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts or fixed income options and make deposits or have similar arrangements in connection therewith.

7.

Invest more than 5% of the value of its total assets in the securities of any one issuer (other than cash items and securities of the United States Government or its agencies or instrumentalities), or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

8.	Invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

9.

Invest more than 25% of the value of its total assets in securities of issuers in any one industry (gas, electric and telephone companies will be considered to be in separate industries, as will banks, finance companies, savings and loan associations, insurance companies and other credit institutions) except that at times when a significant portion of the market for corporate debt securities is composed of issues in the electric utility industry or the telephone utility industry, as the case may be, the Fund may invest up to 35% of its assets in the issues of such industry if the Fund has cash for such investment and if, in the judgment of management, the return available from such securities and the marketability, quality and availability thereof justify such concentration in light of the Fund's investment objectives. The market for corporate debt securities will be considered to be composed of a significant portion of debt securities of either, the electric utility industry or the telephone utility industry, as the case may be, at any time that, to the best of the Fund's knowledge, 10% or more of the principal amounts of all new issue offerings of corporate debt securities in principal amounts of $25,000,000 or more and within the four highest grades assigned by Moody's, S&P, or Duff & Phelps, offered within the prior 60-day period or scheduled to be offered during the subsequent 30-day period consists of such issues in such industry.

10.

Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of the Adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

11.

Make loans to other persons, except for the purchase of debt securities in private placement transactions or public offerings in accordance with the Fund's investment objectives and policies and for loans of portfolio securities as described above.

12.

Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and except that the Fund may enter into and hold interest rate futures contracts and purchase, sell, hold or write fixed income options and may make deposits or make similar arrangements in connection therewith.

13.

Participate on a joint or joint and several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities and other accounts under the management of the Adviser or affiliates to save commissions or to average prices among them is not deemed to result in a securities trading account.

14.

Purchase interests in oil, gas, or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production of or transmission of oil, gas or other materials.

15.	Invest in puts, calls or combinations thereof except fixed income options.

16.	Make short sales, except sales "against the box."

17.	Purchase the securities of other investment companies.

18.	Invest for the purposes of exercising control or management.

19.	Purchase securities issued by CNA Financial Corporation or its subsidiaries.

20.

Enter into any interest rate futures contract or write any fixed income option if, immediately thereafter, the sum of (a) the then aggregate futures and option market prices of financial instruments and fixed income options required to be delivered under open futures contract sales of the Fund and open fixed income call options written by the Fund and (b) the aggregate purchase price under open futures contract purchases of the Fund and open fixed income put options written by the Fund, would exceed, in the aggregate, an amount equal to the lesser of (i) five percent of the Fund's net asset value or (ii) one-third of the total assets of the Fund less all liabilities not related to fixed income options written by the Fund and interest rate futures contracts.

           With respect to restrictions 1 and 2, the 1940 Act permits a closed-end investment company, such as the Fund, to issue a note in consideration for any privately arranged loan that is not intended to be publicly distributed, or a note evidencing a temporary loan that does not exceed 5% of the company's total assets at the time it is made. The 1940 Act also permits closed-end investment companies to issue senior securities representing debt or preferred stock, subject to certain conditions. As described in the Prospectus, in the case of debt, the company must have asset coverage of 300% immediately after such issuance, and, in the case of stock, 200% coverage is required. In addition to the prohibitions listed in restriction 5, the Fund has no intention to purchase or sell real estate or invest in real estate mortgages.

           Although the provisions of restrictions 3 (with respect to futures contracts), 6 and 12 permit the Fund to engage in certain practices to a limited extent, the Fund does not have any current intention of engaging in such practices. The Fund will not make any investment permitted by the exceptions to the Fund's investment restrictions if the investment would adversely affect the ratings assigned by S&P and/or Moody's to the Preferred Shares. In addition, as noted, certain practices are subject to the prior written approval of S&P and/or Moody's.

           Notwithstanding restriction 6, the Fund is permitted to buy certain debt securities, known as Principal Exchange Rate Linked Securities (PERLS), in which the interest or principal component is determined by calculating with reference to a formula based on one or more commodities, including currencies, so long as the security does not constitute a commodity or commodity contract. For example, the Fund may buy certain debt securities issued by Fannie Mae ("FNMA"), a United States government agency, which carry an additional risk not associated with other FNMA issues. They pay interest based upon a specified interest rate and a principal amount denominated in United States dollars. At maturity, the principal is paid in United States dollars, but the amount of principal that will be paid is calculated according to a predetermined formula involving the value of one or more foreign currencies on a particular date near the maturity date (the "principal payment formula"). This kind of security is subject to the risk that the currency that is part of the principal payment formula may be valued at an amount which could cause the principal paid at maturity to be greater or less than the amount of principal upon which the interest rate is calculated.

           By virtue of restriction 8, it would be possible for the Fund to invest up to 25% of its assets in restricted securities, which are securities acquired in private placement transactions. Such securities generally may not be resold without registration under the Securities Act of 1933, as amended (the "ecurities Act") except in transactions exempt from the registration requirements of such Act. This limitation on resale can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale, the securities are registered under the Securities Act at the Fund's expense, the Fund's expenses would be increased.

           By virtue of restriction 9, it would be possible for the Fund to invest up to 70% of its assets in securities of the electric utility and telephone utility industries (up to 35% in each of such industries) if the Fund had cash for such investment and if, in the Fund's judgment, the return available from such industry, and the marketability, quality and availability of the debt securities of such industry, justified such concentration in light of the Fund's investment objectives. However, if sufficient cash was not available or if the securities available did not meet the above-mentioned tests of return, marketability, quality and availability, such concentration would not occur. Also, the Fund would not be required to sell portfolio securities in order to make cash available for such concentration, although the Fund would not be prohibited from doing so. Furthermore, the Fund's ability to so concentrate its assets would always be contingent upon compliance with other applicable investment restrictions. Concentration of the Fund's assets in either the electric utility or the telephone utility industries could result in increased risks. Risks of investments in either industry may arise from difficulties in obtaining an adequate return on capital because of financing costs and construction programs and the fact that regulatory authorities might not approve rate increases sufficient to offset increases in operating expenses. In addition, risks of investments in the electric utility industry may arise from environmental conditions, fuel shortages and government-mandated energy conservation programs.

           By virtue of restriction 20, the Fund has a limited ability to enter into interest rate futures contracts and to write fixed income options. Interest rate futures contracts and fixed income options create an obligation by the Fund to purchase or to sell a specific financial instrument at a specified future time at a specified price. The principal risk of interest rate futures contracts and fixed income options is that unexpected changes in the general level of interest rates could adversely affect the value of the investment. The Fund has not written fixed income options for several years and has never entered into interest rate futures contracts.

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Fund's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions.

MANAGEMENT OF THE FUND

           On April 26, 2001, Highland and the Adviser entered into an agreement (the "Purchase Agreement") whereby Highland will acquire from the Adviser the goodwill and certain other assets associated with the Adviser's performance of advisory and related functions with respect to the Fund under the Adviser's current Investment Advisory Agreement with the Fund (the "Existing Advisory Agreement") at a purchase price equal to 3.25% of the net asset value of the Fund on the closing date of the transaction (the "Transaction").

           The Transaction contemplates that Highland will assume the performance of the advisory and related functions currently performed by the Adviser under the Existing Advisory Agreement, by entering into a new advisory agreement with the Fund (the "New Advisory Agreement"). Stockholders of the Fund approved the New Advisory Agreement at the Annual Meeting held on July 9, 2001.

           There are certain conditions that must be satisfied prior to the consummation of the Transaction. Among other things, Highland is not obligated to close the Transaction unless the Fund obtains an effective registration for the offering of the Preferred Shares and the Fund's existing credit facility is satisfied and terminated. If the Transaction is not consummated, the Existing Advisory Agreement with the Advisor will remain in effect.

Current Directors and Officers

          The Fund is governed by its Board of Directors. The Directors and executive officers of the Fund are listed below.

Name and Address           Positions with Fund(1)       Age     Director    Principal Occupations During
                                                                  Since       the Last Five Years

Edward S. Bottum           Director                      66      1999       Managing Director, Chase
                                                                            Franklin Corporation
                                                                            (merchant banking)(2) since
                                                                            April 1990; Director,
                                                                            Kellwood Company (women's
                                                                            apparel manufacturer) since
                                                                            1981; Petmedexpress.com
                                                                            (on-line Internet Company)
                                                                            since August 1999; Trustee
                                                                            and Chairman, Pacific
                                                                            Innovations Trust (mutual
                                                                            fund for variable annuities)
                                                                            since December 1997 and
                                                                            December 1996, respectively;
                                                                            Trustee, Underwriters
                                                                            Laboratories, Inc. (product
                                                                            safety certification) since
                                                                            May 1997; Former Vice
                                                                            Chairman, Continental Bank
                                                                            N.A. (retired 1990).

Franklin A. Cole           Director                      75       1985      Chairman of the Board, Croesus
                                                                            Corporation (financial
                                                                            services, investments and
                                                                            investment management);
                                                                            Director, Aon Corporation
                                                                            (insurance holding company)
                                                                            and Duff amp;Phelps Utilities
                                                                            Income Inc. (closed-end
                                                                            investment company).

Richard W. Dubberke        Director,                     63       1975      Vice President and Treasurer
                           Vice President and                               of the Fund; Committee Member
                           Treasurer                                        of Continental Assurance
                                                                            Company Separate Account
                                                                            (B) (open-end investment
                                                                            company); Vice President
                                                                            and Manager of Corporate
                                                                            Bond Investments of the
                                                                            Adviser and Continental
                                                                            Casualty Company
                                                                            ("Casualty") (3).

Marilou R. McGirr          Chairman of the               48       1998      President of the Fund since
                           Board and President                              April 1998, Vice President and
                                                                            Assistant Treasurer of the
                                                                            Fund from April 1992 to
                                                                            April 1998; Vice President
                                                                            of the Adviser and Casualty
                                                                            since January 1997,
                                                                            Assistant Vice President of
                                                                            the Adviser and Casualty
                                                                            from January 1995 to
                                                                            January 1997. Committee
                                                                            Member and Chairman of the
                                                                            Committee of Continental
                                                                            Assurance Company Separate
                                                                            Account (B) (open-end
                                                                            investment company) since
                                                                            November 1997.

David G. Taylor            Director                      71       1995      Retired; formerly Managing
                                                                            Director, Chemical Bank.

David J. Vitale            Director                      55       1995      Retired; formerly Vice Chairman,
                                                                            Bank One Corporation from
                                                                            October 1998 to November
                                                                            1999; Vice Chairman of
                                                                            First Chicago NBD and
                                                                            President, First National
                                                                            Bank of Chicago since
                                                                            November 1995.

__________

*	An "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund and of the Adviser, by virtue of being an officer of the Fund and an officer of the Adviser.

(1)

Messrs. Vitale and Bottum will be subject to election by the holders of the Preferred Shares, Messrs. Cole and Taylor will be subject to election by the holders of Common Stock and Messrs. Dubberke and cGirr will be subject to election by the holders of Preferred Shares and Common Stock voting as a single class.

(2)

Mr. Bottum is a director of Chase Franklin, a registered broker dealer with the Securities and Exchange Commission. Chase Franklin does not execute portfolio transactions for the Fund nor does it engage in principal transactions with or act as an underwriter for the Fund. Mr. Bottum has advised the Fund that Chase Franklin will not execute portfolio transactions for, engage in principal transactions with, or act as an underwriter for the Fund during any period when he is a Director. Accordingly, Mr. Bottum will not be considered an interested person of the Fund because of his relationship with Chase Franklin.

(3)	CNA Financial Corporation, a Delaware corporation ("CNA Financial"), CNA Plaza, Chicago, Illinois 60685, owns all of the stock of Casualty which, in turn, owns all of the stock of the Adviser.

           The Board of Directors annually elects certain of its members to standing audit and nominating committees. Messrs. Bottum, Cole, Taylor (Chairman) and Vitale are currently members of the Audit Committee. The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors; reviews and approves the scope of the audit and the fees and other arrangements regarding such services; reviews the independence of the auditors; reviews with the independent auditors the plan and results of the audit engagement; and generally reviews the adequacy of the Fund's accounting systems and internal accounting controls. Messrs. Bottum, Cole (Chairman), Taylor and Vitale are currently members of the Nominating Committee. The Nominating Committee reviews the performance of incumbent directors and officers; considers candidates for the Board of Directors and offices of the Fund; and makes recommendations to the Board of Directors regarding retention of incumbent directors, selection of nominees for election as directors and election as officers of the Fund, and membership on the standing and ad hoc committees of the Board of Directors. The Nominating Committee will consider nominees recommended by the stockholders for election as directors at the 2001 Annual Meeting of Stockholders. The Board of Directors does not have a standing compensation committee.

           The Board of Directors held four meetings in 2000. In addition, the Audit Committee held two meetings and the Nominating Committee held two meetings in 2000. Each incumbent director attended at least 75% of the meetings of the Board of Directors held while he was serving as a member thereof. Each member of the Audit and Nominating Committees attended 75% of the meetings thereof held while he was serving as a member thereof.

Compensation of Directors

          The Fund pays each of its directors a director's fee and reimburses directors for expenses incurred in attending meetings of the Fund's Board of Directors and committees thereof, except that no payments are made to any directors who are officers or employees of or special consultants to the Adviser, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Dubberke nor Ms. McGirr has received or will receive any such payments. The director's fee is currently $10,000 per annum. Directors who are not "interested persons" (as defined in the 1940 Act) received an aggregate of $11,007 in reimbursement for expenses in 2000. The Fund pays no other compensation to its directors or officers for their services.

          The following table sets forth information regarding the compensation of all directors of the Fund for services rendered in 2000 to the Fund and to funds deemed to be included in the same fund complex as the Fund. A "fund complex" for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.

                                                                              Total Compensation
                                            Aggregate Compensation          from the Fund and Fund
Name of Director, Position                         From Fund               Complex Paid to Director

Edward S. Bottum                                    $10,000                         $10,000
    Director

Franklin A. Cole                                    $10,000                         $10,000
    Director

Richard W. Dubberke                                   None                           None
    Director*

Marilou R. McGirr                                     None                           None
    Director*

David G. Taylor                                     $10,000                         $10,000
    Director

David J. Vitale                                     $ 7,047                         $ 7,047
    Director

______________

*

Mr. Dubberke and Ms. McGirr are each deemed to be an "interested person" of the Fund under the 1940 Act. Mr. Dubberke is Vice President and Manager of Corporate Bond Investments of the Adviser and Casualty. Ms. McGirr is Vice President of the Adviser and Casualty.

           Under the Fund's Charter and the 1940 Act, the holders of Preferred Shares are entitled to elect two Directors, the holders of Common Stock are entitled to elect two Directors and holders of Preferred Shares and Common Stock, voting as a single class, are entitled to elect the remaining Directors, except in certain circumstances. See "Description of Preferred Shares--Voting Rights" in the Prospectus and this SAI. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of Common Stock or a majority of the outstanding Preferred Shares may elect all of the Directors who are subject to election by such class.

Principal Stockholders

           To the knowledge of the Fund, as of July 10, 2001, no current Director of the Fund owned 1% or more of the outstanding shares of the Fund's Common Stock, and the officers and Director of the Fund owned, as a group, less than 1% of the shares of the Fund's Common Stock and no Preferred Shares.

           As of April 26, 2001, no person, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding shares of the Fund's Common Stock. Cede &Co., as nominee for The Depository Trust Company, Bowling Green Station, New York, New York 10004, held of record 71% of the outstanding shares of Common Stock as of June 29, 2001. As of July 10, 2001, the Adviser beneficially owned 145,055 shares of Common Stock, or 1.56% of the outstanding shares.

Proposed Directors and Officers

          If the Transaction is consummated, the Directors and executive officers of the Fund will be as listed below.

Name and Address           Proposed Positions             Age      Principal Occupations During
                           with Fund (1)                               the Last Five Years

James D. Dondero (2)       President and Director          39    Since March 1993, he has been
13455 Noel Road                                                  President  and Chief Investment
Suite 1300                                                       Officer of  Highland. He has been
Dallas, TX  75240                                                the President and Chief Investment
                                                                 Officer and a Director of Prospect
                                                                 Street High Income Portfolio Inc.
                                                                 since January 2000. From December
                                                                 1989 through 1993, Mr. Dondero was
                                                                 Chief Investment Officer of a
                                                                 guaranteed investment contract
                                                                 subsidiary of Protective Asset
                                                                 Management Company, where he and
                                                                 four other investment professionals
                                                                 managed portfolios consisting of
                                                                 high yield securities, corporate
                                                                 bonds, mortgage-backed securities,
                                                                 bank loans and preferred and common
                                                                 stocks. He is a Certified Public
                                                                 Accountant, Certified Managerial
                                                                 Accountant and Chartered Financial
                                                                 Analyst, and is a full member of
                                                                 the New York Society of Security
                                                                 Analysts.

John William Honis         Director                        43    Since 1999, he has been a private
3456 Purdue Avenue                                               investor.  He has been a Director
Dallas, TX  75225                                                of Prospect Street High Income
                                                                 Portfolio Inc. since January 2000.
                                                                 From 1991 to 1998, he was President
                                                                 and owner of Saratoga Telephone.
                                                                 From 1989 to May 1999, he served as
                                                                 President and owner of Northeast
                                                                 Phone System Communication Group.
                                                                 From 1995 to March 1999, he also
                                                                 served as Vice President of Value
                                                                 Call International, Inc. He is also
                                                                 on the Board of Directors of the
                                                                 Jenna Foundation for
                                                                 Non-Violence.

Timothy K. Hui             Director                        53    Since January 2000, he has been a
48 Willow Greene Drive                                           Director of Prospect Street High
Churchville, PA  18966                                           Income Portfolio Inc.  He has been
                                                                 the Director of Learning Resources
                                                                 of the Philadelphia Biblical
                                                                 University since September 1998.
                                                                 Prior thereto, Mr. Hui was in
                                                                 private practice as an attorney
                                                                 serving as the managing partner of
                                                                 the law firm of Hui amp;Malik,
                                                                 L.L.P. from 1993 to August 1998.

Scott F. Kavanaugh         Director                        40    Since January 2000, Executive
One Venture                                                      Vice President and Treasurer and
Suite 300                                                        a Board member of Commercial Capital
E. Irvine, CA  92618                                             Bank.  He has been a Director of
                                                                 Prospect Street High Income
                                                                 Portfolio Inc. since January 2000.
                                                                 He has been the Managing Principal
                                                                 and Chief Operating Officer and
                                                                 member of the Board of Financial
                                                                 Institutional Partners Mortgage
                                                                 Company and the Managing Principal
                                                                 and President of Financial
                                                                 Institutional Partners, LLC, an
                                                                 investment banking firm, since
                                                                 April 1998. From 1991 to April
                                                                 1998, he was the Managing Partner
                                                                 and Director of Trade of Great
                                                                 Pacific Securities, Inc., an
                                                                 investment banking firm.

James F. Leary             Director                        71    Since January 1999, a Managing
2006 Peakwood Drive                                              Director of Benefit Capital Southwest,
Garland, TX  75044                                               Inc., a financial consulting firm.
                                                                 He has been a Director of Prospect
                                                                 Street High Income Portfolio Inc.
                                                                 since January 2000. From 1995 to
                                                                 December 1998, he was the Vice
                                                                 Chairman, Finance and a Director of
                                                                 Search Financial Services, Inc., a
                                                                 financial services firm.

Mark K. Okada              Executive Vice President         38   Since March 1993, Executive Vice
13455 Noel Road                                                  President of Highland.  He has been
Suite 1300                                                       Executive Vice President of Prospect
Dallas, TX  75240                                                Street High Income Portfolio Inc.
                                                                 since January 2000. From 1990 to
                                                                 1993, Mr. Okada was Manager-Fixed
                                                                 Income for PAMC, where his
                                                                 responsibilities included
                                                                 management and administration of
                                                                 approximately $1.3 billion in bank
                                                                 loan purchases, credit evaluation
                                                                 of fixed-income assets and
                                                                 quantitative analysis for special
                                                                 projects. From 1986 to 1990, Mr.
                                                                 Okada was employed by Hibernia
                                                                 National Bank, where he most
                                                                 recently served as Vice President
                                                                 and Section Head of the Capital
                                                                 Markets Group and was responsible
                                                                 for a portfolio of $1.0 billion in
                                                                 highly leveraged transactions. Mr.
                                                                 Okada is a Chartered Financial
                                                                 Analyst, and is a member of the
                                                                 Dallas Society of Security
                                                                 Analysts.

R. Joseph Dougherty        Senior Vice President,           31   Portfolio Manager with Highland
13455 Noel Road            Secretary and Treasurer               since 1998.  He has been Senior Vice
Suite 1300                                                       President, Secretary and Treasurer of
Dallas, TX  75240                                                Prospect High Income Portfolio Inc.
                                                                 since January 2000. From 1997 to
                                                                 1998, he served as an Investment
                                                                 Analyst with Sandera Capital
                                                                 Management. From 1994 to 1996, he
                                                                 was a Business Development Manager
                                                                 at Akzo Nobel, and from 1992 to
                                                                 1994 a Senior Accountant at
                                                                 Deloitte & Touche, LLP.
                                                                 Mr. Dougherty is a Certified
                                                                 Public Accountant and is a
                                                                 Chartered Financial Analyst Level
                                                                 III Candidate.

__________

(1) Messrs. Honis and Hui will be subject to election by the holders of the Preferred Shares, Messrs. Kavanaugh and Leary will be subject to election by the holders of Common Stock and Mr. Dondero will be subject to election by the holders of Preferred Shares and Common Stock voting as a single class.

(2) Mr. Dondero will be deemed to be an "interested person" of the Fund, as defined in the 1940 Act. Mr. Dondero is President and Chief Investment Officer of Highland.

Investment Adviser

           Existing Advisory Agreement. The Adviser has overall responsibility for the management of the Fund's portfolio. The Fund and the Adviser have entered into an Advisory Agreement, dated as of March 21, 1975, that requires the Adviser to provide all investment advisory and portfolio management services for the Fund. It also requires the Adviser to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Adviser provides the Fund with the personnel necessary to administer the Fund. The agreement with the Adviser can be canceled by the Board of Directors and the Adviser upon not less than 30 nor more than 60 days' written notice.

          The Adviser is a stock life insurance company organized under the Illinois Insurance Code in 1911 and is an investment adviser registered under the Investment Advisers Act of 1940. The Adviser is a wholly owned subsidiary of Continental Casualty Company ("Casualty"), which, in turn, is a wholly owned subsidiary of CNA Financial Corporation ("CNA Financial").

           The Directors of the Adviser are Robert V. Deutsch, Bernard L. Hengesbaugh, Jonathan D. Kantor, Donald P. Lofe, Jr., Gary J. Owcar and Thomas Pontarelli and their address is CNA Plaza, Chicago, Illinois 60685. Mr. Hengesbaugh is Chairman, President and Chief Executive Officer of the Adviser and Casualty, Mr. Deutsch is Executive Vice President and Chief Financial Officer of the Adviser and Casualty, Mr. Kantor is Executive Vice President, Secretary and General Counsel of the Adviser and Casualty, Mr. Owcar is Executive Vice President, CNA Worldwide Field Operations of the Adviser and Casualty and Mr. Pontarelli is Executive Vice President, Human Resources and Corporate Services of the Adviser and Casualty.

          The Adviser has an affiliate, CNA Investor Services, Inc. ("Investor Services"), which is a registered broker-dealer. The Fund had no transactions with Investor Services during 2000, 1999 and 1998. The Fund paid $4,995, $7,621 and $900 in brokerage commissions to broker-dealers in 2000, 1999 and 1998, respectively.

           Loews Corporation, a Delaware corporation ("Loews"), 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 87% of the outstanding voting stock of CNA Financial as of December 31, 2000. As of December 31, 2000, Laurence A. Tisch and Preston R. Tisch owned approximately 33% of the outstanding common stock of Loews and may therefore be deemed to be parents of Loews, and thus of CNA Financial and the Adviser, within the meaning of the federal securities laws. Laurence A. Tisch and Preston R. Tisch are brothers.

           Pursuant to the Existing Advisory Agreement, the Adviser provides the Fund with an investment program complying with the investment objectives, policies and restrictions of the Fund and, in carrying out such program makes the investment decisions and is responsible for the investment and reinvestment of the Fund's assets. The Adviser performs research, statistical analysis and continuous supervision of the Fund's investment portfolio. The Adviser bears the cost of fees, salaries or other remuneration of directors and officers of the Fund who also serve as officers or employees of, or special consultants to, the Adviser, CNA Financial or any of their affiliated companies. The Adviser also pays for office space, facilities and business equipment. In return for its advisory services, the Fund pays the Adviser a monthly fee at an annual rate of 0.50% of the average weekly net assets of the Fund. Fees totaling $376,641, $420,613 and $460,525 respectively, were paid by the Fund to the Adviser during 2000, 1999 and 1998. The Fund's net assets on December 31, 2000, December 31, 1999 and December 31, 1998 were $66,959,097, $78,068,589 and $87,286,080, respectively. The Existing Advisory Agreement does not require employees of the Adviser to devote their exclusive efforts to the Fund's account, and it is expected that they will provide investment management services for the Adviser's other accounts and for CNA Financial and its affiliates.

           The Fund pays all its other costs and expenses, including directors' fees not borne by the Adviser, custodian expenses, legal fees, costs of keeping the Fund's books and records, fees and expenses of independent accountants, costs of acquiring and disposing of portfolio securities, interest, taxes, stock exchange listing expenses and fees, costs and fees of registration with and reporting to the Securities and Exchange Commission, costs of the Fund's Automatic Dividend Investment Plan, and fees and expenses of the Fund's transfer agent, registrar, custodian and dividend disbursing agent. However, if such costs and expenses (excluding interest, taxes, brokerage charges and expenses and extraordinary costs and expenses and expenses incident to the public offering of shares other than those offered through the Automatic Dividend Investment Plan) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 plus 1% of average net assets over $30,000,000, the Adviser is obligated to reimburse the Fund for any excess pursuant to the Existing Advisory Agreement. The determination of whether such reimbursement is due is made monthly, on an accrual basis, and to the extent that such reimbursement is due it serves as an offset against the investment advisory fee payable monthly by the Fund to the Adviser. To the extent permitted under the 1940 Act, if at the end of the Fund's fiscal year, full reimbursement has not been accomplished by such monthly offsetting, the balance due must be paid by the Adviser to the Fund. There was no reimbursement for expenses made by the Adviser to the Fund in 2000, 1999 and 1998. Expenses of the nature described in the first sentence of this paragraph (excluding interest, borne by the Fund that were subject to the expense limitations) totaled $768,742, $808,268 and $826,654, respectively, in 2000, 1999 and 1998.

           Proposed Highland Advisory Agreement. Highland will become the investment adviser for the Fund if the transaction between Highland and the Adviser is consummated, as described below. Highland's principal office is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240. Highland is controlled by James D. Dondero and Mark K. Okada, by virtue of their respective share ownership in Highland, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

           The types of services contemplated to be performed by Highland under the New Advisory Agreement are identical to the types of services currently performed by the Adviser under the Existing Advisory Agreement. Thus under the New Advisory Agreement, Highland will provide the Fund with an investment program complying with the investment objectives, policies and restrictions of the Fund and, in carrying out such program, make the investment decisions and will be responsible for the investment and reinvestment of the Fund's assets. Highland will perform research, statistical analysis and continuous supervision of the Fund's investment portfolio. Highland will bear the cost of fees, salaries or other remuneration of directors and officers of the Fund who also serve as officers or employees of, or special consultants to, Highland or any of its affiliated companies. Highland also will pay for office space, facilities and business equipment. In return for its advisory services, the Fund will pay Highland a monthly fee at an annual rate of 0.50% of the average weekly net assets of the Fund. The New Advisory Agreement does not require employees of Highland to devote their exclusive efforts to the Fund and it is expected that they will provide investment management services for Highland's other accounts and its affiliates.

           The principal differences between the New Advisory Agreement and the Existing Advisory Agreement are as follows:

•	Under the New Advisory Agreement, Highland, not CAC, will serve as the Fund's investment adviser;

•

The Existing Advisory Agreement is currently in effect for successive one-year terms (subject to certain approvals). The New Advisory Agreement will have an initial term of two years, followed by successive one-year terms (subject to the same approvals);

•

Because Highland, unlike CAC, is organized as a partnership, the New Advisory Agreement will, under the requirements of the 1940 Act, contain a provision requiring Highland to inform the Fund if there is any change in Highland's general partner;

•

The Existing Advisory Agreement restricts CAC and its affiliates (and their respective officers and directors) from buying and selling shares of the Fund's Common Stock (including short sales) in ordinary market transactions. The New Advisory Agreement will eliminate these restrictions and Highland and its affiliates (and their respective officers and directors) will be able to buy and sell shares of the Fund's Common Stock in ordinary market transactions, subject to the provisions of applicable law;

•

The New Advisory Agreement specifies that (a) the types of costs and expenses to be borne by the Fund include costs and expenses incident to any public offering of the Fund's securities (not just equity securities), as well as insurance premiums on fidelity, errors and omissions and other insurance coverages (including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act, which may also cover Highland) and (b) extraordinary costs and expenses of the Fund include expenses incurred by the Fund in connection with actions, suits or proceedings to which it is a party and expenses relating to the Fund's legal obligation to provide indemnities with respect thereto;

•

The New Advisory Agreement provides indemnification for Highland for various expenses of threatened or pending litigation including all losses, claims or damages and reasonable attorney's fees and expenses so long as a reasonable determination has been made by i) a final court decision; ii) a majority of the Independent Directors or iii) independent legal counsel that the loss, claim or damages did not result from Highland's willful misfeasance, bad faith or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties under the New Advisory Agreement;

•	The New Advisory Agreement requires the Fund to change its name from "Prospect Street" if requested by Highland and Highland is no longer the Fund's investment adviser; and

•

The New Advisory Agreement clarifies that costs and expense relating to the Fund's issuance of a public offering of the Fund's securities are excluded from the expense cap limitation as well as any extraordinary costs and expenses as determined by the Board in the exercise of its business judgment.

           The Advisory Agreement also provides that it will terminate automatically in the event of its assignment and that, additionally, it is terminable at any time, without penalty, by the Board of Directors of the Fund on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund.

Custodian

           The Chase Manhattan Bank ("Chase"), whose principal address is One Chase Manhattan Plaza, New York, New York 10081, acts as the Fund's custodian. As the Fund's custodian, Chase, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and disburses the Fund's assets in payment of its expenses. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

PORTFOLIO TRANSACTIONS

           The Adviser is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Fixed-income securities generally are traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

           Decisions to buy and sell securities for the Fund are made by the Adviser, subject to the overall review of the Fund's Board of Directors. The Adviser and Highland and their respective affiliates manage other accounts, including private funds and individual accounts, that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Adviser to be equitable to the Fund and such other accounts. The Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

           In placing orders for portfolio securities of the Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser will consider research and investment services provided by brokers and lenders who effect or are parties to portfolio transactions with the Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Adviser in connection with all of its investment activities and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Fund will not be reduced because the Adviser and/or other clients receive such services. The allocation of orders and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors.

           As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser may, but has no current intention to, cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For the fiscal year ended December 31, 2000, the Fund did not direct brokerage transactions to any broker-dealer because of the provision of such brokerage services.

           For the fiscal years ended December 31, 2000, 1999 and 1998, the Fund paid $4,995, $7,621 and $900, respectively, in brokerage commissions for the execution of portfolio transactions.

Portfolio Turnover Rate

           The annual rates of the Fund's total portfolio turnover for the years ended December 31, 2000, 1999 and 1998, were 33%, 36% and 26%, respectively. As part of its investment policies, the Fund places no restrictions on portfolio turnover and the Fund may sell any portfolio security without regard to the period of time it has been held.

DETERMINATION OF NET ASSET VALUE

           Net asset value of the Common Stock will be determined no less frequently than the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York City time) on the last Business Day of each week (generally Friday). It will be determined by dividing the value of the net assets of the Fund (for the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less the Fund's liabilities (including the principal amount of the loans outstanding under the Credit Agreement and accrued and unpaid interest on such loans), by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not on an exchange or which are not listed on a exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same type at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, or other relevant matters.

           Short-term debt securities which mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than 60 days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS
FOR THE PREFERRED SHARES

General

           The Charter provides that the Applicable Rate for each Dividend Period will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period for such Preferred Shares (an "Auction Date") from implementation of the Auction Procedures set forth in the Charter and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Charter.

           Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of the Preferred Stock so long as the Applicable Rate is to be based on the results of the Auction.

           Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provides for the participation of those Broker-Dealers in Auctions for the Preferred Shares. See "Broker-Dealers" below.

           Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede amp;Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Charter. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of Holders of the Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares--Voting Rights" in the Prospectus, Cede amp;Co. will be the Holder of all Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

           DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Preferred Shares, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

           On or prior to the Submission Deadline on each Auction Date for the Preferred Shares:

(a)	each Beneficial Owner of Preferred Shares may submit to its Broker-Dealer by telephone or otherwise a:

           (i)  "Hold Order" -- indicating the number of Outstanding shares, if any, of the Preferred Shares that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

           (ii)  "Bid" -- indicating the number of Outstanding shares, if any, the Preferred Shares that such Beneficial Owner offers to sell if the Applicable Rate for such Preferred Shares for the next succeeding Dividend Period shall be less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

           (iii)  "Sell Order" -- indicating the number of Outstanding shares, if any, of the Preferred Shares that such Beneficial Owner offers to sell without regard to the Applicable Rate for such Preferred Shares for the next succeeding Dividend Period; and

(b)

Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of the Preferred Shares that they offer to purchase if the Applicable Rate for the Preferred Shares for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

           The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

           A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the Preferred Shares then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the Preferred Shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for Preferred Shares an Order or Orders covering all the Outstanding shares held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for Preferred Shares an Order or Orders covering all of the Outstanding Preferred Shares held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than seven Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the Preferred Shares subject thereto at a price per share equal to $25,000. A Beneficial Owner of Preferred Shares that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner.

           A Potential Beneficial Owner of Preferred Shares may submit to its Broker-Dealer Bids in which it offers to purchase Preferred Shares if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of Preferred Shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

           As described more fully below under "--Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of the Preferred Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

           Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

           The Auction Procedures include a pro rata allocation of Preferred Shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of the Preferred Shares that is fewer than the number of shares specified in its Order. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement" below.

           As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Concerning the Auction Agent

           The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

           The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

          The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

           The Auction Agent after each Auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

           The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

           The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Submission of Orders By Broker-Dealers to Auction Agent

           Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the Preferred Shares subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

           If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

           If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

(a)

all Hold Orders for Preferred Shares will be considered valid, but only up to and including in the aggregate the number of Outstanding Preferred Shares held by such Existing Holder, and, if the number of shares subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of Preferred Shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

(b)

(i)  any Bid for Preferred Shares will be considered valid up to and including the excess of the number of shares of Outstanding shares held by such Existing Holder over the number of Preferred Shares subject to any Hold Orders referred to in clause (a) above;

           (ii)  subject to subclause (i), if more than one Bid of an Existing Holder for Preferred Shares is submitted to the Auction Agent with the same rate and the number of Outstanding shares subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of Preferred Shares subject to each Bid with the same rate will be reduced pro rata to cover the number of Preferred Shares equal to such excess;

           (iii)  subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for Preferred Shares is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

           (iv)   in any such event, the number, if any, of such Outstanding shares subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for Preferred Shares by or on behalf of a Potential Holder at the rate specified therein; and

(c)

all Sell Orders for Preferred Shares will be considered valid up to and including the excess of the number of Outstanding shares held by such Existing Holder over the sum of Preferred Shares subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

           If more than one Bid of a Potential Holder for Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

           Not earlier than the Submission Deadline on each Auction Date for the Preferred Shares, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares over the number of Outstanding shares subject to Submitted Hold Orders (such excess being herein referred to as the "Available Preferred Shares") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for all Dividend Periods equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

           If Sufficient Clearing Bids for Preferred Shares have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares which, when added to the number of outstanding shares to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all Preferred Shares.

           If Sufficient Clearing Bids have not been made (other than because all of the outstanding Preferred Shares are subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all Preferred Shares will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all Preferred Shares subject to such Sell Orders but will continue to own shares for the next Dividend Period. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

           If all of the outstanding Preferred Shares are subject to Submitted Hold Orders, the Applicable Rate for all shares for the next succeeding Dividend Period will be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

           Based on the determinations made under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of Preferred Shares will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the Preferred Shares subject to such Hold Orders.

          If Sufficient Clearing Bids for Preferred Shares have been made:

(a)

Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares subject to such Submitted Sell Order or Submitted Bid;

(b)

Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares subject to such Submitted Bid;

(c)

Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares subject to such Submitted Bid;

(d)

Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids is greater than the number of Preferred Shares ("remaining shares") in excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Preferred Shares subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Preferred Shares subject to all such Submitted Bids of such Existing Holders; and

(e)

Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares will purchase any Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding Preferred Shares subject to all such Submitted Bids.

           If Sufficient Clearing Bids for Preferred Shares have not been made (unless this results because all Outstanding shares are subject to Submitted Hold Orders):

(a)

Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares will continue to hold the Preferred Shares subject to such Submitted Bid;

(b)

Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares will purchase the number of Preferred Shares subject to such Submitted Bid; and

(c)

Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares or a Submitted Sell Order will sell a number of shares subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares subject to all such Submitted Bids and Submitted Sell Orders.

          If all of the Outstanding Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for Preferred Shares will be rejected.

           If, as a result of the pro rata allocation described in clauses (d) or (e) of the third preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of Preferred Shares being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares. If as a result of the pro rata allocation described in clause (e) of the third preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole Preferred Share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares for purchase among Potential Holders so that only whole shares are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Preferred Shares.

Notification of Results; Settlement

           The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling Preferred Shares as a result of the Auction and will be required to advise each customer purchasing or selling Preferred Shares as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of Preferred Shares on the registry of Existing Holders to be maintained by the Auction Agent.

           In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of Preferred Shares as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

           If any Existing Holder selling shares of the Preferred Stock in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered will be determined by the Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery.

DESCRIPTION OF PREFERRED SHARES

           The description of the Preferred Shares contained in this SAI does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, including the provisions of the Articles Supplementary establishing the Preferred Shares. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Further Information" in the Prospectus.

Dividends and Dividend Periods.

           Holders of the Preferred Shares will be entitled to receive, when, as and if authorized and declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under "--Determination of Dividend Rate," payable on the dates set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on shares of the Fund's Common Stock.

           By 12:00 noon, New York City time, on each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

           Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

           Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "--Determination of Dividend Rate." No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "--Default Period."

           The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

           Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

           Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

           A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of Preferred Shares will be required to continue to hold such shares for such Standard Dividend Period.

           Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

           The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Preferred Shares are subject (or are deemed to be subject) to Hold Orders.

           Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

           Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Preferred Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares has been cured as set forth under"--Default Period," (iii) Sufficient Clearing Bids existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund mailed a notice of redemption with respect to any shares, as described under "--Redemption," the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate to each Rating Agency which is then rating the Preferred Shares and so requires.

           If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to the Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

           No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

           (i)  a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

(ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

           If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

           Default Period. A "Default Period" will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and, together with a Dividend Default, hereinafter referred to as "Default").

           A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

           In the case of a Dividend Default, no Auction will be held during a Default Period and the Applicable Rate for each Dividend Period commencing during a Default Period, will be equal to the Default Rate.

           Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period.

           No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate will be equal to the Reference Rate multiplied by three.

Restrictions on Dividends, Redemption and Other Payments

           Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including all outstanding senior indebtedness of the Fund, including the Fund's obligations under any credit facility, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares is prohibited, unless there is no event of default under indebtedness senior to the Preferred Shares and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to the Preferred Shares.

           For so long as Preferred Shares are Outstanding, except as otherwise provided in the Charter, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Stock or other shares, ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to shares of Common Stock or any other shares of the Fund ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or other shares ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Fund's preferred shares, including the Preferred Shares, and (iii) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption including the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Charter.

           For so long as Preferred Shares are Outstanding, except as set forth in the next sentence, the Fund will not declare, pay or set apart for payment on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent Dividend Payment Dates, all dividends declared upon the Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with the Preferred Shares will be declared pro rata so that the amount of dividends declared per Preferred Shares and such other class or series of preferred shares will in all cases bear to each other the same ratio that accumulated dividends per Preferred Shares and such other series of preferred shares bear to each other.

Redemption

           Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share will be $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund will not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

           Mandatory Redemption. If the Fund fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price.

           Preferred Shares may be subject to mandatory redemption in accordance with the foregoing redemption provisions notwithstanding the terms of any Specific Redemption Provision.

           The Fund will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, no later than 30 days after the Fund last met the Preferred Shares Basic Maintenance Amount Test or (B) the 1940 Act Preferred Shares Asset Coverage, no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of the Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

           The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

           Redemption Procedure. Pursuant to the 1940 Act, the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by the 1940 Act (notice currently must be filed with the Commission generally at least 30 days prior to the Redemption Date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the Redemption Date by providing the notice sent by the Paying Agent to each Holder of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of Preferred Shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the Redemption Date, (ii) the number and identity of the Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such Redemption Date, and (v) the provision under which redemption shall be made.

          If fewer than all of the Preferred Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Preferred Shares may be subject to mandatory redemption notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the Holder of all Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is Holder of all of the shares, the particular shares to be redeemed will be selected by the Fund by lot, on a pro rata basis or by such other method as the Fund deems fair and equitable, as contemplated above.

           If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Fund will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such Redemption Date will be paid by the Paying Agent to the Fund upon its request; provided, however, the Paying Agent shall notify all owners of the shares whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds for three consecutive weeks. Thereupon, the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

           So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the Redemption Date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the person for whom they are acting as agent.

           Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and all capital stock of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of the Preferred Shares and all shares ranking in a parity with the Preferred Shares must receive proportionate amounts.

           Except for the provisions described above, nothing contained in the Charter limits any legal right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund will have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Asset Maintenance

           The Fund is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for Preferred Shares of at least 200%.

           Preferred Shares Basic Maintenance Amount. The Fund is required to maintain, as of each Valuation Date, Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, calculated separately for S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares). For this purpose, the Market Value of the Fund's portfolio securities is (i) computed based upon one or more pricing services agreements approved by the Board of Directors or (ii) the lower bid price from two independent dealers in securities, one of which bids shall be in writing. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the Asset Coverage Cure Date, the Fund will be required under certain circumstances to redeem certain Preferred Shares.

           The "Preferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

          (i)   (A) the sum of the products resulting from multiplying the number of Outstanding Preferred Shares on such date by the Liquidation Preference per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding Preferred Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Rate for the Exposure Period multiplied by the Volatility Factor on any Preferred Shares Outstanding from the first day following the Dividend Payment Date referred to in (B) above through the 30th day after such Valuation Date, but only if such 30th day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balance calculated at the current rate; (E) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; and (F) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent reflected in any of (i)(A) through (i)(E): less

           (ii)   the sum of any cash plus the value of any Fund assets irrevocably deposited by the Fund for payment of any of (i)(B) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P-1 by Moody's and A1 by S&P, it will be valued at its face value).

           Solely for purposes of calculating the Preferred Shares Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by S&P (if S&P is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares) are applicable (as described in (i)(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 30-day period.

          The Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount are based on the criteria established in connection with rating the Preferred Shares. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation.

          The Discount Factor relating to any asset of the Fund, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in event that the Fund receives written confirmation from each Rating Agency which is then rating the Preferred Shares and which so requires that any such changes would not impair the "aaa" credit rating from Moody's or the "AAA" credit rating from S&P.

          A Rating Agency's Guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's and S&P for rating the Preferred Shares. The ratings assigned to the Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Preferred Shares should be evaluated independently of any other rating.

          Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

          1940 Act Preferred Shares Asset Coverage. The Fund is also required to maintain, as of the last Business Day on any month in which the Preferred Shares are Outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end company as a condition of declaring dividends on its common shares). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain Preferred Shares.

           Notices. The Fund must deliver to the Auction Agent and each Rating Agency a Preferred Shares Basic Maintenance Certificate which sets forth a determination of (i) the Market Value of each Eligible Asset owned by the Fund on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, and (E) on any day that shares of Common or Preferred Shares are redeemed. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

          The Fund is required to deliver to the Auction Agent, and each Rating Agency a certificate which sets forth a determination of (i) the value (as used in the 1940 Act) of the total assets of the Fund, less all liabilities and (ii) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date (a "1940 Act Preferred Shares Asset Coverage Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each quarter thereafter and (C) a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of clauses (B) and (C) above on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

           Within ten Business Days of the Date of Original Issue, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Fund, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in such Certificates and in one other Preferred Shares Basic Maintenance Certificate randomly selected by the Fund's independent auditors during such fiscal quarter. In addition, the Fund will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent auditors will be conclusive and binding on the Fund. The Auditor's Certificate will confirm, based upon the independent auditors review of portfolio data provided by the Fund, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and the 1940 Act Preferred Shares Asset Coverage Certificates, and (ii) that, based upon such calculations, the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the Articles Supplementary.

Voting Rights

          All voting rights (as described in the Prospectus under "Description of Preferred Shares--Voting Rights") will not apply with respect to the Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Liquidation

          In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of Preferred Shares and any other shares ranking in parity with the Preferred Shares, in preference to the holders of Common Stock, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount equal to the Liquidation Preference per share of the Preferred Shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of Preferred Shares will not be entitled to any premium to which such Holder would be entitled to receive upon redemption of such Preferred Shares. After payment of the full amount of such liquidation distribution, the owners of the Preferred Shares will not be entitled to any further participation in any distribution of assets of the Fund.

          If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund is insufficient to pay in full the liquidation distribution to which owners of any Preferred Shares are entitled, such assets or the proceeds thereof will be distributed among the owners of the Preferred Shares and any other shares ranking on a parity therewith, ratably.

          In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the Preferred Shares of the liquidation distribution to which they are entitled, no dividend or other distribution will be made to the holders of Common Stock and no purchase, redemption or other acquisition for any consideration by the Fund will be made in respect of the Common Stock.

          A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, will not be deemed to be a liquidation, dissolution or winding up of the Fund.

          To the extent other preferred shares are issued by the Fund, such shares will share equally and on a pro rata basis with the Preferred Shares then Outstanding in connection with any liquidation, dissolution or winding up of the Fund.

Deposit Securities Requirements

          The Fund is obligated to deposit in a segregated custodial account a specified amount of cash, United States Government obligations or short-term money market instruments (collectively, "Deposit Securities") not later than 12:00 noon, New York City time, on each Dividend Payment Date and each Redemption Date relating to the Preferred Shares. These Deposit Securities, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable dividend payment or Redemption Date, and will mature prior to such date.

Restrictions on Transfer

           Preferred Shares may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Preferred Shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

MOODY'S AND S&P GUIDELINES

          The descriptions of the Moody's and S&P Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

          The composition of the Fund's portfolio reflects Rating Agency Guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating of "aaa" and "AAA" from Moody's and S&P, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various discount factors for debt securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities), non-U.S. securities and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

          The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends or other distributions on Common Stock. See "Description of Preferred Shares--Asset Maintenance." The Rating Agency Guidelines also impose certain diversification requirements on the Fund's overall portfolio. The Rating Agency Guidelines may cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Adviser, including private placements of other than Rule 144A Securities, and to limit or delay the Fund's ability to reinvest cash in a rising "high yield" market. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

          The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount, the determination of which is as set forth under "Description of Preferred Shares--Asset Maintenance." Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating Agency).

          For purposes of calculating the Discounted Value of the Fund's portfolio under current Rating Agency Guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets" or "S&P Eligible Assets") must be discounted by certain advance rates set forth below ("Moody's Discount Factor" or "S&P Discount Factor"). The Discounted Value of a portfolio security under the Rating Agency Guidelines is the Market Value thereof, determined as specified by Moody's or S&P, multiplied by the Moody's Discount Factor or the S&P Discount Factor.

          As described by Moody's, an issue of preferred shares which is rated "aaa" is considered to be top quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred shares. As described by S&P, a preferred shares rating of "AAA" indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's or S&P credit rating of preferred shares does not address the likelihood that a resale mechanism (the Auction) will be successful.

           Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and S&P by the Fund and obtained by Moody's and S&P from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P Guidelines

           S&P issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by S&P in connection with issuances of asset-backed and similar securities, including debt obligations and money market preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been implemented by the Fund in order to receive the above-described rating for the Preferred Shares, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement the applicable requirements under the 1940 Act (and may be more or less restrictive), but are the sole determinants in the rating of a security. Consequently, in order to maintain (1) the ratings described above from S&P with respect to the Preferred Shares and (2) compliance with the 1940 Act, the Fund, with respect to each of its investments, adheres to the requirements of the S&P guidelines or the 1940 Act, whichever is more restrictive. Ratings issued by S&P do not eliminate or mitigate the risks of investing in the Fund's securities.

           Under S&P guidelines, corporate debt obligations are not included in the calculation of the Discounted Value of the Fund's portfolio unless they, among other requirements, (1) are not subject to extended settlement, (2) are rated CCC- (senior) or higher by S&P or unrated by S&P subject to a 10% maximum and (3) are not in default. In addition, portfolio holdings must meet the requirements of either S&P Diversity I or S&P Diversity II in order to be included in S&P Eligible Assets:

(i) "S&P Diversity I" means that the portfolio meets the following requirements:

(a)	The sum of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 25% of total assets, each of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets, the remaining issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

(b)	The sum of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 30% of total assets, each of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 20% of total assets, the remaining industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets.

(c)	The sum of warrants and equity will qualify as S&P Eligible Assets only up to an aggregate maximum of 7% of total assets.

(d)	Preferred stock will qualify as S&P Eligible Assets only up to aggregate maximum of 5% of total assets.

(e)	Warrants will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets. Warrants qualify as S&P Eligible Assets only if they are not part of a bankruptcy or litigation and have a life of longer than one year.

(f)	All S&P Eligible Assets must be US Dollar denominated.

(g)	Emerging Market securities will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

(h)	Bank Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets.

(ii) "S&P Diversity II" means that the portfolio meets the following requirements:

(a)	The sum of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the total assets, each of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets, the remaining issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 3% of total assets.

(b)	The sum of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 20% of total assets, each of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets, the remaining industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

(c)	The sum of warrants and equity will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

(d)	Preferred stock will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

(e)	Warrants will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% total assets. Warrants qualify as S&P Eligible Assets only if they are not part of a bankruptcy or litigation and have a life of longer than one year.

(f)	All S&P Eligible Assets must be US Dollar denominated.

(g)	Emerging Market securities will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

(h)	Bank Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets.

          See the Articles Supplementary for further information on and description of the S&P Guidelines and S&P Eligible Assets.

Moody's Guidelines

          For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

           Corporate Debt Securities. Under current Moody's guidelines, portfolio securities that are corporate debt securities will be Moody's Eligible Assets included in the calculation of the Discounted Value of the Fund's portfolio if (a) such securities are rated Caa or higher by Moody's; (b) such securities provide for the periodic payment of interest in cash in U.S. dollars; (c) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer is rated at least B3 by Moody's and the discount factor is 225%; (d) for debt securities rated Caa and below, no more than 10% of the original amount of such issue constitutes Moody's Eligible Assets; (e) such securities have been registered under the Securities Act, or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Adviser acting subject to the supervision of the Fund's Board of Directors; and (f) such securities are not subject to extended settlement.

          The Discounted Value of any Moody's Eligible Asset that is a corporate debt security is the percentage determined by reference to the rating on such asset (which percentage is based upon the Exposure Period) with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:

                                                 Moody's Discount Factors
                                                 Corporate Debt Securities

Maturity of
 Collateral                                 Rating Category
     Asset        Aaa       Aa       A        Baa        Ba        B       Caa     Unrated*   Equity & Below
                                                                                                    Caa
     1 Year      109%      112%     115%      118%      119%     125%     205%       225%           225%
    2 Years       115      118      122       125       127       133      205       225            225
    3 Years       120      123      127       131       133       140      205       225            225
    4 Years       126      129      133       138       140       147      205       225            225
    5 Years       132      135      139       144       146       154      205       225            225
    7 Years       139      143      147       152       156       164      205       225            225
    10 Years      145      150      155       160       164       173      205       225            225
    15 Years      150      155      160       165       170       180      205       225            225
    20 Years      150      155      160       165       170       190      205       225            225
    30 Years      150      155      160       165       170       191      205       225            225

* Unrated securities are limited to 10% of discounted eligible assets. If a security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used, e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+ a Moody's rating of Aa3 will be used. If a security is unrated by either Moody's or S&P, the Fund will use the percentage set forth under "Unrated" in this table. In order to merit consideration as an eligible asset, unrated debt securities should be issued by entities which: (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed-income obligations, (iii) are current on all preferred stock dividends, (iv) possess a current, unqualified auditor's report without qualified, explanatory language. Unrated entities not satisfying all of the above requirements where applicable, will be subject to a discount factor of 225%.

          The Moody's guidelines impose minimum issue size, issuer and industry diversification and other requirements for purposes of determining Moody's Eligible Assets. Specifically, portfolio holdings as described below must be within the following diversification and issue size requirements in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

            Asset             Maximum Single Issuer     Maximum Single Industry     Minimum Issue Size
          Ratings(1)                (%)(2,3)                   (%)(3,4)             ($ in millions)(6)

"aaa", Aaa                              100%                        100%                  $100
"aa", Aa                                20                          60                      100
"a", A                                  10                          40                      100
"baa", Baa                               6                          20                      100
Ba                                       4                          12                        50 (5)
B1-B2                                    3                           8                        50 (5)
B3 or below                              2                           5                        50 (5)
See accompanying notes.

(1)	Refers to the preferred stock and senior debt rating of collateral.

(2)	Companies subject to common ownership of 25% or more are considered as one name.

(3)	Percentages represent a portion of the aggregate Market Value of corporate securities.

(4)	Industries are determined according to Moody's Industry Classifications, as defined in this SAI.

(5)	Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

(6)	Except for preferred stock, which has a minimum issue size of $50 million.

          The effect of the foregoing discount factors may be to cause the Fund to invest in higher rated securities than it would if it were not required to maintain specific asset coverage on a discounted basis. This may have the effect of reducing the yield on the portfolio. See "Risk Factors" in the Prospectus.

           Preferred Stock. Under current Moody's guidelines, portfolio securities that are preferred stocks will be Moody's Eligible Assets included in the calculation of Discounted Value of the Fund's portfolio if (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of "baa3" or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last three years or has a minimum rating of "a1" (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history also would be eligible). In addition, the preferred stocks must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered as Moody's Eligible Assets.

          The Moody's Discount Factor for Moody's Eligible Assets that are preferred stock are (a) 146% for utility preferred stocks, (b) 178% for industrial/financial preferred stocks and (c) 350% for auction rate preferred stocks.

           Other Moody's Eligible Assets. In addition to corporate debt securities and preferred stocks which satisfy the above requirements, Moody's Eligible Assets also include the following:

(i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the date on which the value of the portfolio is being determined for purposes of determining compliance with Moody's or S&P's investment guidelines (a "Valuation Date"), (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Exposure Period and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's short-term money market instrument rating of at least P-1;

          (ii)      short-term money market instruments (as defined by Moody's), so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months, or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

          (iii)     U.S. Treasury Securities and Treasury Strips (as defined by Moody's); and

(iv) Loans (as defined by Moody's), provided, that the Loans will qualify as Moody's Eligible Assets only up to a maximum of 10% of the Fund's total assets.

          A Moody's Discount Factor of 100% will be applied to cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (a) 100%, so long as portfolio securities mature or have a demand feature at par exercisable within the Exposure Period, (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (c) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period.

          The Moody's Discount Factors for Moody's Eligible Assets that are U.S. Treasury Securities and U.S. Treasury Strips are as follows:

                                                             U.S. Treasury Securities:   U.S. Treasury Strips:
Remaining Term to Maturity                                   Discount Factor             Discount Factor

1 year or less...........................................               107%                      107%
2 years or less (but longer than 1 year).................               113                       114
3 years or less (but longer than 2 years)................               118                       120
4 years or less (but longer than 3 years)................               123                       127
5 years or less (but longer than 4 years)................               128                       133
7 years or less (but longer than 5 years)................               135                       145
10 years or less (but longer than 7 years)...............               141                       159
15 years or less (but longer than 10 years)..............               146                       184
20 years or less (but longer than 15 years)..............               154                       211
30 years or less (but longer than 20 years)..............               154                       236

          The Moody's Advance Rate for Moody's Eligible Assets that are senior bank loans is the percentage specified below for each Moody's Asset Category opposite its name:

               Moody's Asset Category                 Advance Rate
                          A                            84.5%
                          B                               73%
                          C                               62%
                          D                               45%
                          E                               45%

           Moody's Asset Category means the following five categories (and, for purposes of this categorization, the Market Value Price of a Moody's Eligible Asset trading at par is equal to $1.00):

(i) Moody's Asset Category A means Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.90.

          (ii)      Moody's Asset Category B means: (A) Performing Senior Loans which have a Market Value Price or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.85.

          (iii)      Moody's Asset Category C means: (A) Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.75 but less than $0.85.

          (iv)     Moody's Asset Category D means Senior Loans which have a Market Value Price or an Approved Price less than $0.75.

(v) Moody's Asset Category E means non-Senior Loans which have a Market Value Price or an Approved Price.

           Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Asset Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Asset Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Asset Category with the highest applicable Moody's Advance Rate.

          See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.

           The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's also from time to time may rate the Preferred Shares; any nationally recognized rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.

Certain Other Rating Agency Restrictions

           For so long as any Preferred Shares are Outstanding and any Rating Agency so requires, the Fund will not, unless it has received written confirmation from such Rating Agency that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

(i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap transactions;

          (ii)      except in connection with a refinancing of the Preferred Shares, issue any class or series of stock or additional shares of any class or series of stock ranking prior to or on parity with the Preferred Shares or reissue any Preferred Shares previously purchased or redeemed by the Fund;

           (iii)     engage in any short sales of securities;

          (iv)      lend portfolio securities;

           (v)     merge or consolidate into or with any other corporation; or

(vi) change the Pricing Service to a service other than an Approved Pricing Service.

FEDERAL TAXATION

          The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

Qualification as a Regulated Investment Company

          The Fund has elected each year to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of long-term capital losses) and net capital gain (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to stockholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

          In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

          In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

          In general, investments by the Fund in zero coupon or other original issue discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the Fund holds the securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes. The Fund may have to dispose of investments that it would otherwise have continued to hold to provide cash to enable it to satisfy the Distribution Requirement with respect to such income.

          In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

          Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to stockholders, and/or (ii) under certain circumstances to partially redeem the Preferred Shares in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. federal income tax purposes and avoiding the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of the Preferred Shares under certain circumstances might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and, depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

           Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent the imposition of excise taxes and disqualification of the Fund as a regulated investment company.

          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate stockholders.

Excise Tax on Regulated Investment Companies

          A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

          The Fund intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

Distributions

          The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to stockholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate stockholders may be eligible for the corporate dividends received deduction.

          The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be treated as long-term capital gain for federal tax purposes. Distributions are subject to these capital gains rates regardless of the length of time the stockholder has held his or her shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

           Distributions by the Fund in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his or her shares; any such return of capital distributions in excess of the stockholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

           Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

          The Fund will designate distributions made with respect to each class of its stock as consisting of particular types of income (such as ordinary income and net capital gain) in accordance with such class' proportionate share of the total dividends to be paid to all such classes.

Sale of Shares

          A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the stockholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Similary, a redemption (including redemption resulting from liquidation of the fund), if any, of Preferred Shares by the Fund generally will give rise to capital gain or loss if the redemption is treated as an exchange of stock under Section 302(b) of the Code. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

Backup Withholding

          If a stockholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the stockholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any sales or repurchases of Preferred Shares. An individual's taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder may be exempt from backup withholding. Backup withholding is not an additional tax and may be credited against a taxpayer's federal income tax liability.

Foreign Stockholders

          U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (each as defined for U.S. federal income tax purposes and each a "foreign stockholder") depends, in part, on whether the stockholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder.

          If a foreign stockholder's income from the Fund is not effectively connected with a U.S. trade or business carried on by such foreign stockholder, distributions of investment company taxable income generally will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign stockholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains. While, as noted above, dividends with respect to the Preferred Shares held by a foreign stockholder will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate), interest income with respect to a direct investment by a foreign investor in interest-bearing assets of the type held by the Fund generally would not be subject to such U.S. withholding tax.

          If a foreign stockholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such foreign stockholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund generally will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, as the case may be. Such stockholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

          In the case of foreign noncorporate stockholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such stockholders furnish the Fund with proper notification of their foreign status. See "Backup Withholding."

          The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Other Tax Considerations

          The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

           Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by foreign jurisdictions, absent treaty relief. Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

ADVERTISING AND PERFORMANCE DATA

          From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include trading volume of the Fund's shares, annual total return, aggregate total return, distribution rate, average compounded distribution rates and yields of the Fund for specified periods of time, and diversification statistics. Such information may also include rankings, ratings and other information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Value Line, Inc., CDA Technology, Inc. or other industry publications. These rankings will typically compare the Fund to all closed-end funds, to other high-yield funds, and/or also to taxable closed-end fixed income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD approved by the Commission on July 13, 1994. Ranking comparisons and ratings should not be considered representative of the Fund's relative performance for any future period.

           Reports and promotional literature may also contain the following information: (i) number of stockholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the assets class; and (vi) discussions concerning coverage of the Fund by analysts.

          In addition, reports and promotional literature may contain information concerning the Adviser, the portfolio managers or affiliates of the Fund including (i) performance rankings of other funds managed by the Adviser, or the individuals employed by the Adviser who exercise responsibility for the day-to-day management of the Fund, including rankings and ratings of investment companies published by Lipper, Morningstar, Inc., Value Line, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank or rate investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) the past performance of the Adviser; (iv) the past performance of other accounts managed by the Adviser; and (v) quotes from a portfolio manager of the Fund or industry specialists.

          The Fund may compare the frequency of its reset period to the frequency which LIBOR changes. Further, the Fund may compare its yield to (i) LIBOR, (ii) the federal funds rate, (iii) the prime rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (iv) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (v) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (vi) yield data published by Lipper, or (vii) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Fund may compare such other yield data described above to each other. The Fund may also compare its total return, NAV stability and yield to other fixed income investments (such as Certificates of Deposit), open-end mutual funds and Unit Investment Trusts. As with yield and total return calculations, yield comparisons should not be considered representative of the Fund's yield or relative performance for any future period.

          The Fund may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives.

Performance Data

          The Fund may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Fund may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open-end and closed-end investment companies.

          The Fund's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Fund's corresponding month-end NAV (in the case of NAV) or the last reported market price (in the case of market value). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

           Total return and distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions and securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

FINANCIAL STATEMENTS

          The audited financial statements included in the Annual Report of the Fund for the fiscal year ended December 31, 2000 together with the report of Deloitte & Touche LLP thereon, is hereby incorporated by reference in this SAI. No other part of the Annual Report of the Fund is incorporated herein.

APPENDIX A

GLOSSARY

           "'AA' Financial Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) " Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

           "Adviser" means, as applicable, CAC or Highland.

           "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that neither Continental Assurance Company nor Highland Capital Management, L.P. will be deemed to be an Affiliate nor will any corporation or any person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is also a director or executive officer of the Fund, be deemed to be an Affiliate.

           "Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

           "All Hold Rate" means 80% of the "AA" Financial Composite Commercial Paper Rate.

           "Applicable Rate" means for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period of 93 days or fewer if all the Preferred Shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

           "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

           "Asset Coverage Cure Date" has the meaning set forth in "Description of Preferred Shares--Redemption."

           "Auction" means each periodic operation of the Auction Procedures.

           "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

           "Auction Date" means the first Business Day next preceding the first day of a Dividend Period.

           "Auction Procedures" means the procedures for conducting Auctions described in "Additional Information Concerning the Auction for Preferred Shares."

           "Auditor's Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

           "Available Preferred Shares" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

           "Bank Loans" means direct purchases of, assignment of, participations in and other interests in (a) any senior bank loan or (b) any loan made by an investment bank, investment fund or other financial institution; provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial or institutional loan investor in the ordinary course of business.

           "Beneficial Owner," with respect to each share of the Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such share.

           "Bid" has the meaning set forth in "Additional Information Concerning the Auction for the Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

           "Bidder" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

           "Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

           "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

           "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

           "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

           "CAC" means Continental Assurance Company.

           "Charter" means the Fund's Articles of Incorporation, as amended and supplemented.

           "Code" means the Internal Revenue Code of 1986, as amended.

           "Commission" means the Securities and Exchange Commission.

           "Common Stock" means the shares of the Fund's Common Stock, par value $1.00 per share.

           "Date of Original Issue" means the date on which the Preferred Shares are originally issued by the Fund.

           "Default Period" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

           "Default Rate" means the Reference Rate multiplied by three (3).

           "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered "Deposit Securities" only if they also are rated at least P-1 by Moody's.

           "Designated Country" shall mean (i) each of Canada, Great Britain, Australia, Denmark, New Zealand, Sweden, Switzerland, Luxembourg, The Netherlands and any G-7 nation (other than Japan) and (ii) each other country identified by the Fund from time to time and confirmed in writing as acceptable by S&P and the Administrative Agent.

           "Discount Factor" means the S&P Discount Factor (if S&P is then rating the Preferred Shares), the Moody's Discount Factor (if Moody's is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.

          " Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

           "Dividend Default" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

          "Dividend Payment Date" means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

          "Dividend Period" means the period commencing on the Date of Original Issue and ending on the date specified on the Date of Original Issue and thereafter the period commencing on the day following each Dividend Period and ending on the day established by the Fund.

           "Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), S&P Eligible Assets (if S&P is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

          "Emerging Markets" means any country (i) whose unsupported sovereign non-local currency debt obligations are not rated "A-" or better by S&P or (ii) whose unsupported sovereign non-local currency debt obligations are not rated "AA+" or better by S&P and is not a Designated Country.

          "Existing Holder" means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

           "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 30 calendar days thereafter.

           "Highland" means Highland Capital Management, L.P.

           "Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Orders By Existing Holders and Potential Holders."

           "Holder" means, with respect to the Common Stock and the Preferred Shares, the registered holder of such shares as the same appears on the stock ledger or stock records of the Fund.

           "Liquidation Preference" means $25,000 per Preferred Share.

           "Mandatory Redemption Date" has the meaning set forth in "Description of Preferred Shares--Redemption."

           "Mandatory Redemption Price" has the meaning set forth in "Description of Preferred Shares--Redemption."

           "Market Value" means the fair market value of an asset of the Fund as computed based upon (i) one or more pricing services agreements approved from time to time by the Board of Directors, provided that S&P (if S&P is then rating Preferred Shares), Moody's (if Moody's is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and so requires have informed the Fund in writing that use of such pricing service will not adversely affect such rating agency's then current rating of the Preferred Shares, or (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Fund where such computation does not include interest accrued. The independent dealers from whom bids are sought shall be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc.

           "Master Purchaser's Letter" means a the letter which is required to be executed by each prospective purchaser of Preferred Shares or the Broker-Dealer through whom the shares will be held.

           "Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

Moody's Credit Rating	S&P Credit Rating	Applicable Percentage

aa3 or Above a3 or a1 baa3 to baa1 Below baa3	AA- or Above A- to A+ BBB- to BBB+ Below BBB-	150% 160% 250% 275%

           "Moody's" means Moody's Investors Service, Inc. and its successors at law.

           "Moody's Eligible Assets" has the meaning set forth in "Moody's & S&P Guidelines--Moody's Guidelines."

           "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

1.	Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

2.	Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

3.	Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

4.

Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

5.

Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

6.	Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

7.	Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

8.	Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

9.	Diversified/Conglomerate Manufacturing

10.	Diversified/Conglomerate Service

11.	Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

12.	Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

13.

Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

14.	Finance: Investment Brokerage, Leasing, Syndication, Securities

15.	Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

16.	Grocery: Grocery Stores, Convenience Food Stores

17.	Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

18.	Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

19.	Hotels, Motels, Inns and Gaming

20.	Insurance: Life, Property and Casualty, Broker, Agent, Surety

21.

Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

22.	Machinery (Non-Agriculture, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

23.

Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

24.	Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

25.	Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

26.

Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

27.	Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

28.	Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

29.	Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

30.	Personal Transportation: Air, Bus, Rail, Car Rental

31.	Utilities: Electric, Water, Hydro Power, Gas

32.	Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

           The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the independent auditor and the rating agencies, as necessary.

           "1940 Act" means the Investment Company Act of 1940, as amended.

           "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

           "1940 Act Preferred Shares Asset Coverage Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

           "Notice of Redemption" has the meaning set forth in "Description of Preferred Shares--Redemption."

           "Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Orders By Existing Holders and Potential Holders."

           "Other Rating Agency" means any rating agency other than S&P or Moody's then providing a rating for the Preferred Shares pursuant to the request of the Fund.

           "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Preferred Shares.

           "Outstanding" means, as of any date, any Preferred Shares theretofore issued by the Fund except, without duplication, (i) Preferred Shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Fund or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Fund or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Fund will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

           "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

           "Performing" means, with respect to any S&P Eligible Asset or Moody's Eligible Asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligation in respect thereof.

           "Potential Beneficial Owner or Holder" means (i) any Existing Holder who may be interested in acquiring additional Preferred Shares or (ii) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

           "Preferred Shares" means the Fund's Auction Rate Cumulative Preferred Shares, $0.01 per value per share and liquidation preference $25,000 per share.

           "Preferred Shares Basic Maintenance Amount" has the meaning set forth under "Description of Preferred Shares--Asset Maintenance."

           "Preferred Shares Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

           "Preferred Shares Basic Maintenance Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

           "Rating Agency" means Moody's and S&P as long as such rating agency is then rating the Preferred Shares.

           "Redemption Date" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

           "Redemption Default" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

           "Redemption Price" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

           "Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

           "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

           "S&P Eligible Assets" has the meaning set forth in "Moody's & S&P Guidelines--S&P Guidelines."

           "S&P Industry Classification" means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (or such other classifications as S&P may from time to time approve for application to the Preferred Shares):

1.	Aerospace and Defense: Aircraft manufacturer/components, Arms and ammunition

2.	Air transport

3.	Automotive: Manufacturers, Parts and Equipment, Tire and Rubber

4.	Beverage and Tobacco

5.	Broadcast Radio and Television

6.	Brokers/Dealers/Investment Houses

7.	Building and Development: Builders, Land Development/Real Estate, REITs

8.	Business Equipment and Services: Graphic Arts, Office Equipment/Computers, Data Processing Service Bureaus, Computer Software

9.	Cable and Satellite Television

10.	Chemical/Plastics: Coatings/Paints/Varnishes

11.	Clothing/Textiles

12.	Conglomerates

13.	Containers and Glass Products

14.	Cosmetic/Toiletries

15.	Drugs

16.	Ecological Services and Equipment: Waste Disposal Services and Equipment

17.	Electronics/Electric

18.	Equipment Leasing: Auto Leasing/Rentals, Commercial Equipment Leasing, Data Processing Equipment Service/Leasing

19.	Farming/Agriculture: Agricultural Products and Equipment, Fertilizers

20.	Financial Intermediaries: Bank/Thrifts, Finance Companies

21.	Food/Drug Retailers

22.	Food Products

23.	Food Service: Food Service/Restaurants, Vending

24.	Forest Products: Building Materials, Paper Products/Containers

25.	Health Care

26.	Home Furnishings: Appliances, Furniture and Fixtures, Housewares

27.	Lodging and Casinos

28.	Industrial Equipment: Machinery, Manufacturing/Industrial, Specialty Instruments

29.	Insurance

30.	Leisure Goods/Activities/Movies

31.	Nonferrous Metals/Minerals: Aluminum Producers, Mining (including coal), Other Metal/Mineral Producers

32.	Oil and Gas: Producers/Refiners, Gas Pipelines

33.	Publishing

34.	Rail Industries: Railroads, Rail Equipment

35.	Retailers (except food and drug)

36.	Steel

37.	Surface Transport: Shipping/Shipbuilding, Trucking

38.	Telecommunications/Cellular Communications

39.	Utilities: Electric, Local Gas, Water

           The Fund will use its discretion in determining which industry classification is applicable to a particular investment.

           "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

           "Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

           "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

(i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

          (ii)      demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii)      overnight funds; and

(iv) U.S. Government Securities.

           "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

           "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

           "Standard Dividend Period" means a Dividend Period of seven days, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

           "Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

           "Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

           "Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

           "Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

           "Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

           "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

           "U.S. Government Securities" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

           "Valuation Date" means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

           "Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of shares of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

APPENDIX B

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.